UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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SILICON VALLEY BANCSHARES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders
Thursday, April 22, 2004
4:00 P.M.

TO THE STOCKHOLDERS:

I am pleased to invite you to attend the 2004 Annual Meeting of Stockholders of Silicon Valley Bancshares (“Company”), which will be held at the Company’s headquarters located at 3003 Tasman Drive, California 95054, on Thursday, April 22, 2004 at 4:00 p.m., local time. The purposes of the meeting are to:

1.                Elect seven (7) directors to serve for the ensuing year and until their successors are elected.

2.                Approve an amendment to the Company’s 1997 Equity Incentive Plan to reserve an additional 1,500,000 shares of common stock for issuance thereunder.

3.     Ratify the appointment of KPMG LLP as the Company’s independent auditors.

4.                Transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. To assure your representation at the meeting, you are encouraged to vote your shares as soon as possible. The enclosed proxy card contains instructions for voting over the Internet, by telephone and by returning your proxy card via mail. Any stockholder attending the meeting may vote in person even if such stockholder has previously returned a proxy card.

Only stockholders of record on February 24, 2004 will be entitled to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Alex W. Hart
Chairman of the Board

Santa Clara, California
March 10, 2004

ALTHOUGH YOU MAY PRESENTLY PLAN TO ATTEND THE MEETING, PLEASE INDICATE ON THE ENCLOSED PROXY CARD YOUR VOTE ON THE MATTERS PRESENTED AND SIGN, DATE AND RETURN THE PROXY CARD OR VOTE OVER THE TELEPHONE OR THE INTERNET AS INSTRUCTED IN THESE MATERIALS TO ENSURE YOUR REPRESENTATION AT THE MEETING. IF YOU DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME. WE ENCOURAGE YOU TO VOTE FOR THE ELECTION OF ALL SEVEN (7) NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 1997 EQUITY INCENTIVE PLAN, AND FOR RATIFICATION OF THE SELECTION OF KPMG llp AS THE COMPANY’S INDEPENDENT AUDITORS.

Proxy Statement—Table of Contents

*                    Denotes items to be voted on at the Meeting

Mailed to Stockholders on or about March 22, 2004

PROXY STATEMENT
OF
SILICON VALLEY BANCSHARES
3003 Tasman Drive
Santa Clara, California 95054

INFORMATION CONCERNING THE PROXY SOLICITATION

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Silicon Valley Bancshares, a Delaware corporation and financial holding company (the “Company”) for Silicon Valley Bank (the “Bank”) and affiliates, for use at the 2004 Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters located at 3003 Tasman Drive, Santa Clara, California 95054, on Thursday, April 22, 2004 at 4:00 p.m., local time and at all postponements or adjournments thereof (the “Meeting”). Only stockholders of record on February 24, 2004 (the “Record Date”) will be entitled to vote at the Meeting and any postponements or adjournments thereof. At the close of business on the Record Date, the Company had 35,171,955 outstanding shares of its $.001 par value Common Stock (the “Common Stock”).

The Company’s principal executive offices are located at 3003 Tasman Drive, Santa Clara, CA 95054 and its telephone number at that location is (408) 654-7400.

Voting

Stockholders of the Company’s Common Stock are entitled to one vote for each share held on all matters covered by this proxy statement, except the election of directors. With respect to the election of directors, each stockholder has the right to invoke cumulative voting, which entitles each stockholder to as many votes as shall equal the number of shares held by such stockholder multiplied by the number of directors to be elected. A stockholder may cast all of his or her votes for a single candidate or distribute such votes among as many of the candidates as he or she chooses (up to a maximum of the number of directors to be elected). However, no stockholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such stockholder) for a candidate unless such candidate’s name has been properly placed in nomination prior to the voting in accordance with Section 6 of the Certificate of Incorporation of the Company and the stockholder (or any other stockholder) has given notice at the meeting prior to the voting of the stockholder’s intention to cumulate votes. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates properly placed in nomination. If cumulative voting is properly invoked, the Proxy Holders are given discretionary authority under the terms of the Proxy to cumulate votes represented by shares for which they are named Proxy Holders as they see fit among management’s nominees in order to assure the election of as many of such nominees as possible.

Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by telephone, by using the Internet or by mail are on your proxy card. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that properly come before the meeting.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on certain matters. See “Quorum; Abstentions; Broker Non-Votes” below.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR”, “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the Meeting (the “Votes Cast”) with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Proxy authority granted or votes cast by brokers, banks or other nominees in respect of shares held by them as nominees for beneficial holders on certain matters for which brokers, banks or other nominees are prohibited from exercising discretionary authority are known as “broker non-votes.”  The New York Stock Exchange (“NYSE”) issued new regulations prohibiting brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. National Association of Securities Dealers, Inc. (“NASD”) member brokers are also prohibited from voting on such proposals without specific instructions from beneficial holders. The new NYSE rule became effective on June 30, 2003, and accordingly, all shares that you hold through a broker or other nominee who is a NASD or NYSE member organization will only be voted on approval of equity compensation plans if you have provided specific voting instructions to your broker or other nominee to vote your shares on such proposal.

Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of Votes Cast with respect to proposals on which brokers, bank or other nominees are prohibited from exercising their discretionary authority. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

Revocability of Proxies

Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its use. A Proxy is revocable prior to the Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company or to the Company’s transfer agent. Such Proxy is also automatically revoked if the stockholder is present at the Meeting and votes in person.

Solicitation

This solicitation of Proxies is made by, and on behalf of, the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing, and mailing Proxy materials furnished by the Board of Directors to stockholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company’s Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted in the election of directors “FOR” each of the Company’s nominees to the Board of Directors, “FOR” approval of the amendment to the Company’s 1997 Equity Incentive Plan, “FOR” ratification of the appointment of KPMG llp as the Company’s independent auditors, and at the Proxy Holders’ discretion on such other matters, if any, as may properly come before the Meeting or any postponement or adjournment thereof (including any proposal to adjourn the Meeting).

Delivery of Voting Materials

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How to Obtain a Separate Set of Voting Materials

If you share an address with another stockholder, you may receive only one set of proxy materials (including our 2003 annual report to stockholders with Form 10-K and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

Silicon Valley Bancshares
3003 Tasman Drive
Santa Clara, California 95054
Attention:  Lisa Bertolet
(408) 654-7282

http://www.svb.com/ir/overviewfs.html

Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to having sound corporate governance principles which are important to the way the Company manages its business and to maintaining the Company’s integrity in the marketplace. The Company’s Corporate Governance Guidelines adopted by the Company’s Board of Directors and the charters of the Audit Committee, Compensation Committee and Governance Committee of the Company’s Board of Directors are available at http://www.svb.com.

Board Independence

The Board has determined that James F. Burns Jr., G. Felda Hardymon, Alex W. Hart, James R. Porter, Michaela K. Rodeno, and Larry W. Sonsini constituting a majority of the directors standing for re-election are “independent” within the meaning of the director independence standards set by the Nasdaq Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (“SEC”), as currently in effect and as they may be changed from time to time. Furthermore, the Board has determined that each of the current members of the Audit Committee, Compensation Committee and Governance Committee are “independent” within such director independence standards.

Financial Expert

The Board has determined that James F. Burns, Jr. meets all of the attributes of an “audit committee financial expert” and “independence” as those meanings are defined by the applicable rules and regulation of the SEC and Nasdaq.

Consideration of Director Nominees

Stockholder nominees

The Company’s Governance Committee will consider Board nominees proposed by stockholders, although the Governance Committee has no formal policy with regard to stockholder nominees as it considers all nominees on their merits as discussed below. Any stockholder nominations proposed for consideration by the Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Silicon Valley Bancshares
3003 Tasman Drive
Santa Clara, CA 954054

In addition, the bylaws of the Company permit stockholders to nominate directors for consideration at an annual shareowner meeting. For a description of the process for nominating directors in accordance with the bylaws, please see “Stockholder Proposals” below.

Selection and Evaluation of Director Candidates

The Governance Committee is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to the Company (such as software, hardware, life sciences and wine), functional expertise in areas such as sales, marketing, human resources, operations, finance and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. All nominees to be considered at the Annual Meeting were recommended by the Governance Committee.

Communications with the Board

Individuals who wish to communicate with the Company’s Board may do so by sending an e-mail to the Company’s Board at bod@svbank.com. Any communications intended for non-management directors should be sent to the e-mail address above to the attention of the Chair of the Governance Committee.

Proposal No. 1

ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote “For” All Nominees

The Company’s bylaws currently provide for a range of eight (8) to twelve (12) directors and permit the exact number to be fixed by the Board of Directors. Effective as of February 15, 2004, the Board of Directors has fixed the exact number of directors at eight (8).

Nominees for Director

All Proxies will be voted “FOR” the election of the following seven (7) nominees recommended by the Board of Directors, unless authority to vote for the election of directors (or for any particular nominee) is withheld. All of the nominees have served as directors of the Company since the last annual meeting of stockholders, with the exception of Larry W. Sonsini who joined the Board in November of 2003. All incumbent directors are nominees for re-election to the Board, except Gary K. Barr, Peter Goodson and Stephen E. Jackson, who are not standing for re-election. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those listed below. Directors of the Company serve until the next annual meeting of stockholders or until their successors are elected and qualified.

The names and certain information about each of the Company’s nominees for director as of the Record Date are set forth below.

			Principal Occupation or Employment
Name of Director		(1)	Other Business Affiliations and	Director
Nominee	Age	(2)	Public Company Directorships	Since
James F. Burns, Jr.	66	(1)	Trustee of CBR Liquidating Trust since October 1996, and formerly, Executive Vice President and Chief Financial Officer, CBR Information Group (a credit and mortgage reporting company), Houston, Texas from September 1993 to October 1996.	1994
		(2)

Member of Board of Directors (1997-2002) and founder of Bank First (a New Mexico chartered bank), Albuquerque, New Mexico. Executive Vice President and Chief Financial Officer, Integratec, Inc. (a company providing credit origination, servicing and collection services, and the parent company of CBR Information Group prior to spin-off of CBR in 1993) from 1988 to 1993.

G. Felda Hardymon	56	(1)	General Partner, Bessemer Venture Partners (a venture capital firm) Wellesley Hills, Massachusetts since May 1981.	2001
		(2)	Professor of Management Practice, Harvard Business School, Boston, Massachusetts since July 1998.

Alex W. Hart	63	(1)	Independent consultant to the financial services industry since November 1997. Chief Executive Officer of Advanta Corporation (a diversified financial services company), Spring House, Pennsylvania, from August 1995 to November 1997. Executive Vice Chairman of Advanta Corporation from March 1994 to August 1996.	2001
		(2)

Member of Board of Directors of Fair Isaac Corporation (a predictive software company), San Rafael, California from August 2003 to present. Member of the Board of Directors of Sanchez Computer Associates (a banking software company), Malvern, Pennsylvania from August 1998 to present. Member of the Board of Directors of Global Payments, Inc. (a payment services company), Atlanta, Georgia from 2001 to present. Member of the Board of Directors of Actrade Financial Technologies (a trade finance company), Somerset, New Jersey from June 2001 to January 2004.

James R. Porter	68	(1)	Retired since June 2003. Chairman, Firstwave Technologies (a software company), Atlanta, Georgia from 1993 through May 2003.	1994
		(2)

Chairman, CCI/Triad (a computer services company), Austin, Texas from February 1997 to May 1999. Member of Board of Directors of CCI/Triad (name changed to Activant Solutions as of November 2003), Austin, Texas since February 1985. President, Chief Executive Officer and Director, Triad Systems Corporation (a computer software company), Livermore, California from September 1985 to February 1997. Member of Board of Directors, Firstwave Technologies, Atlanta, Georgia from 1993 through May 2003. Member of Board of Directors of Cardone Industries (a manufacturing company), Philadelphia, Pennsylvania since 1998. Member of Board of Regents of Pepperdine University since 1993. Member of the Advisory Board of American Central Gas Technologies, Tulsa, Oklahoma since 2001. Member of Board of Trustees of Abilene Christian University since 1990.

Michaela K. Rodeno	57	(1)	Chief Executive Officer of Skalli Corporation, doing business as St. Supery Vineyards and Winery, Rutherford, California since November 1988.	2001

Larry W. Sonsini	62	(1)	Chairman and Chief Executive Officer of the law firm of Wilson Sonsini Goodrich & Rosati.	2003
		(2)

Member of the Board of Directors, LSI Logic Corporation (a semiconductor company), Milpitas, California from 2000 to present. Member of the Board of Directors, Brocade Communications Systems (a networking storage company), San Jose, California from January 1999 to present. Member of the Board of Directors, Echelon Company (a supplier of infrastructure hardware and software), San Jose, California from 1993 to present. Member of the Board of Directors, Lattice Semiconductor Corporation (a PLD company), Hillsboro, Oregon from 1991 to present. Member of the Board of Directors, PIXAR, Inc. (an animation studio), Emeryville, Califiornia from April 1995 to present.

Kenneth P. Wilcox	55	(1)	President and Chief Executive Officer of the Company since April 2001. President of the Bank since May 1999 and Chief Executive Officer of the Bank since January 2000. Also, see “Information on Executive Officers” below.	2000

Since January 2001, Roger Dunbar, Global Vice Chairman of Ernst & Young Global, has served as an advisory (non-voting) member of the Company and the Bank Boards. Also, since 2003, C. Richard Kramlich has served as an advisory member of the Company and Bank Boards. Advisory members of the Company and Bank Boards are not elected by the stockholders and have no voting authority.

Vote Required

The seven (7) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

BOARD COMMITTEES AND MEETING ATTENDANCE

As of the date of this proxy statement, the Company’s Board has the following committees that meet on a regular basis: (1) Audit, (2) Finance, (3) Compensation, and (4) Governance. Additionally, the Bank’s Board has a Directors’ Loan Committee. Each of the Audit, Governance and Compensation committee charters are available on the Company’s website at http://www.svb.com and are attached to this proxy as Appendix A, B and C, respectively. During fiscal year 2003 (ended December 31, 2003), the Company’s and the Bank’s Board held 6 regular meetings. All directors attended at least 75% of the aggregate of all Company and Board meetings as well as meetings held by the Committees of the Board of which they were members, with the exception of Mr. Hardymon who attended less than 75% of the meetings due to a death in his family and Mssrs. Goodson and Sonsini, who joined the Board in October and November of 2003, respectively. It is the Board’s policy that each director shall use his or her best efforts to attend each of the Company’s annual stockholder meetings. All Board members then in office attended the annual meeting of stockholders in 2003 with the exception of Mr. Hardymon. The committee membership as of the Record Date and the duties of each of these committees are described below.

Audit	Governance	Loan
James F. Burns, Jr., Chair	Alex W. Hart, Chair	James R. Porter, Chair
Gary K. Barr Peter D. Goodson	G. Felda Hardymon James R. Porter Larry Sonsini	Alex W. Hart Stephen E. Jackson Michaela K. Rodeno

Finance	Compensation
James F. Burns, Jr. Chair	Stephen E. Jackson, Chair
Peter D. Goodson Gary K. Barr	G. Felda Hardymon Alex W. Hart James R. Porter

AUDIT COMMITTEE	6 meetings in fiscal year 2003

•       Oversees the Company’s corporate accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports.

•       Selects, hires, oversees and terminates the Company’s independent auditors.

•       Monitors the Company’s independent auditors’ qualifications, independence and performance.

•       Monitors the Company’s and its affiliates’ compliance with legal and regulatory requirements.

•       Oversees the Company’s and the Bank’s internal auditing functions and controls.

•       Oversees the Company’s and its affiliates’ risk management function.

FINANCE COMMITTEE	6 meetings in fiscal year 2003

•       Oversees the Company’s and its affiliates’ finance policies.

•       Oversees the Company’s financial initiatives, such as hedging activities.

•       Oversees the Company’s merchant banking activities.

GOVERNANCE COMMITTEE	6 meetings in fiscal year 2003

•       Oversees the development and periodic review of Corporate Governance Guidelines for the Company.

•       Leads the Company’s and the Bank’s Boards in their annual reviews of their respective Board performance.

•       Assists the Company’s and the Bank’s Boards in identifying individuals qualified to become Board members.

•       Recommends to the Company’s Board director nominees for its annual stockholder meetings.

•       Recommends to the Company’s and the Bank’s Boards director nominees for each respective Board’s committees and committee chairs.

COMPENSATION COMMITTEE	5 meetings in fiscal year 2003

•       Responsibility for approving and evaluating the directors’ and officers’ compensation and plans, policies and programs related thereto.

•       Oversees employee compensation and benefits plans, policies and programs, including ensuring that such plans, policies and programs are effective in aligning the interests of the employees with those of the Company’s stockholders.

LOAN COMMITTEE	4 meetings in fiscal year 2003

•       Oversees the Bank’s credit management and credit review practices.

•       Approves the Bank’s allowance for loan and lease losses.

•       Maintains a credit policy that conforms with applicable laws and regulations.

•       Maintains credit procedures that effectively implement credit policy and that ensure compliance with the credit policy.

•       Maintains procedures to monitor compliance with the credit policy and credit procedures, including, without limitation, compliance with legal lending limits and the Bank’s in-house lending restrictions.

DIRECTOR COMPENSATION

In early 2003, the Company retained Semler Brossy Consulting Group (“SBCG”), a compensation consulting firm, to review the Company’s director compensation arrangements. SBCG analyzed the compensation programs of various peer high-performing banks, as well as director pay surveys, including those conducted by the National Association of Corporate Directors and the Executive Compensation Advisory Services, and issued a report regarding its findings and recommendations. Based on SBCG’s report, the Board of Directors approved revised compensation arrangements for 2003 for the Company’s directors.

Fees.   Each of the non-employee directors of the Company received compensation under the Company’s standard director compensation arrangements for fiscal year 2003. Each non-employee director of the Company received an annual retainer of $25,000 and an additional fee of $1,000 for each general Board meeting attended. Each non-employee director that served for only a portion of 2003 received a prorated annual retainer. The chairperson of the Board of Directors received an additional annual retainer of $75,000. Additionally, the chairperson of the Audit Committee received a fee of $15,000, and chairpersons of each of the Compensation Committee, Loan Committee, Finance Committee and Governance Committee received a fee of $7,500. Each committee member received a fee of $2,500 for each Audit Committee meeting attended, and a fee of $1,250 for each of the other standing committee meetings. The members of the Board of Directors are also eligible for reimbursement for their reasonable expenses incurred in connection with attendance at meetings in accordance with Company policy.

For fiscal year 2003, each advisory director received an annual retainer of $25,000, and $1,000 for each Board meeting attended, $2,500 for each Audit Committee and $1,250 for each Finance Committee meeting attended.

The total compensation paid to the Company’s non-employee directors in 2003 was $442,667.00. The total compensation paid to the Company’s advisory directors in 2003 was $76,750.00.

Options.   During fiscal year 2003, each non-employee director that served the entire year (Mssrs. Barr, Burns, Hardymon, Jackson, Porter, and Hart and Ms. Rodeno) was granted an option to purchase 2,000 shares of the Company’s common stock except for the chairperson of the Board of Directors (Mr. Hart) who received an option to purchase 4,000 shares. Such options were granted on April 17, 2003 at an exercise price of $20.22 per share (the closing price as reported on Nasdaq as of the date of grant). All of the shares underlying the options are subject to a one year cliff vesting period and will become fully vested on April 17, 2004. The term of each option is five (5) years.

Retention Program.   The non-employee directors of the Company were not participants under the 2003 Retention Plan of the Retention Program. For a description of the Company’s Retention Program, see “Report of the Compensation Committee of the Board on Executive Compensation—Incentive Compensation Paid Based on 2003 Company Performance—Retention Programs” below.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership as of the Record Date of the Company’s Common Stock by each of the Company’s directors and director nominees, by each of the executive officers named in the Summary Compensation Table and by all directors and current and former executive officers as a group. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

Name*	Aggregate Number of Shares Beneficially Owned		Percent of Outstanding Shares
Directors and Director Nominees
Gary K. Barr **	66,385	(a)	0.19%
James F. Burns, Jr.	60,594	(b)	0.17%
Peter Goodson**	—	(c)	—%
G. Felda Hardymon	105,000	(d)	0.29%
Alex W. Hart	9,750	(e)	0.03%
Stephen E. Jackson**	35,130	(f)	0.10%
James R. Porter	70,250	(g)	0.20%
Michaela K. Rodeno	4,750	(h)	0.01%
Larry W. Sonsini	—	(c)	—%
Kenneth P. Wilcox	278,059	(i),(o)	0.78%
Executive Officers ***
Kenneth P. Wilcox	(See listing above under “Directors”)
Gregory W. Becker	82,754	(j),(p)	0.23%
Harry W. Kellogg, Jr	191,080	(l),(s)	0.53%
Marc J. Verissimo	121,030	(m),(t)	0.34%
Derek Witte	13,420	(n),(u)	0.04%
Former Executive Officers
Lauren A. Friedman	3,423	(c),(q)	0.01%
Leilani T. Gayles	2,300	(k),(r)	0.01%
All directors and current and former executive officers as a group (17 persons)	1,116,559	****	3.11%

Share numbers shown in the table include (1) the following number of shares subject to options where the options are exercisable within 60 days after the Record Date and (2) the following number of shares under the Company’s employee retirement plans:

(1)				(2)
	(a) (b) (c) (d) (e) (f) (g) (h) (i) (j) (k) (l) (m) (n)	16,750 39,750 0 2,000 6,750 19,930 42,750 4,750 182,500 71,250 100 139,375 76,000 12,500	shares shares shares shares shares shares shares shares shares shares shares shares shares shares		(o) (p) (q) (r) (s) (t) (u)	29,676 6,573 377 40 473 11,594 302	shares shares shares shares shares shares shares

*       The mailing address for all directors, executive officers (and former executive officers) is 3003 Tasman Drive, Santa Clara, CA 95054.

**     Directors Barr, Goodson and Jackson are not standing for re-election in 2004.

***   Ownership shown includes dispositive share equivalents beneficially owned by executive officers under the Company’s employee retirement plans. Actual voting shares will be slightly less due to cash liquidity in such retirement plans. The difference between dispositive share equivalents and actual voting shares is not deemed material.

****Includes (i) 678,636 shares subject to options where the options are exercisable within 60 days after the Record Date and (ii) 53,824 shares held for the benefit of current and former executive officers under the Company’s employee retirement plans.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

Information concerning each person known by the Company to own more than 5% of the outstanding Common Stock of the Company (as of the Record Date) follows. The Company knows of no persons other than those entities described below who beneficially own more than 5% of the outstanding Common Stock of the Company.

	Shares Beneficially Owned
	Number	Percent
Name of Beneficial Owner	of Shares	of Total
H.A. Schupf & Co., LLC(1) 590 Madison Avenue New York, New York 10022	4,256,993	12.2%
FMR Corp.(2) 82 Devonshire Street Boston, Massachusetts 02109	2,896,144	8.3%
T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, Maryland 21202	2,572,500	7.4%

(1)                 The number of shares and percent of total in this table as well as the information in this footnote have been derived from Amendment No. 2 to the Schedule 13G dated as of February 9, 2004 filed with the SEC by H.A. Schupf & Co., LLC an investment adviser. H.A. Schupf & Co., LLC has the sole voting and dispositive power with respect to all 4,256,993 shares. No individual client has an interest that relates to more than five percent of the class.

(2)                 The number of shares and the percent of total in this table as well as the information in this footnote have been derived from Schedule 13G dated as of February 17, 2004 filed with the SEC by FMR Corp., a parent holding company. Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,510,044 shares or 7.18% of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The number of shares of Common Stock of the Company owned by the investment companies at December 31, 2003 included 226,004 shares of Common Stock resulting from the assumed conversion of $7,600,000 principal amount of SILICON VALLEY CV 0% 6/15/08 (29.7374 shares of Common Stock for each $1,000 principal amount of debenture). Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 2,510,044 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 384,300 shares or 1.099% of the Common Stock outstanding of the Company as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 384,300 shares, and sole power to vote or direct the voting of 384,300 shares of Common Stock owned by institutional account(s), as reported above. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR

Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is the Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Fidelity International Limited (“FIL”), a Bermudan joint stock company, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies (the “International Funds”) and certain institutional investors. FIL is the beneficial owner of 1,800 shares or 0.005% of the Common Stock outstanding of the Company. FIL has sole power to vote and the sole power to dispose of 1,800 shares.

(3)                 The number of shares and percent of total in this table as well as the information in this footnote have been derived from Amendment No. 1 to the Schedule 13G dated as of February 13, 2004 filed with the SEC by T. Rowe Price Associates, Inc. (“Price Associates”), an investment adviser. Price Associates has sole voting power with respect to 832,700 shares and sole dispositive power with respect to 2,572,500 shares. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investment and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities are vested in the individual and institutional clients to which Price Associates serves as an investment adviser. No client has an interest that relates to more than five (5) percent of the class.

INFORMATION ON EXECUTIVE OFFICERS(1)

The positions and ages as of the Record Date of the executive officers of the Company are set forth below. Such officers also may serve as officers of the Bank and the Company’s other affiliates. There are no family relationships among directors or executive officers of the Company.

Name and Position	Age	Business Experience	Employee Since
Kenneth P. Wilcox President, Chief Executive Officer and Director	55

Mr. Wilcox joined the Bank in April 1990 as Regional Vice President of the Bank’s East Coast Technology Group. Prior to becoming Executive Vice President and Manager of the East Coast Technology Group in November 1995, Mr. Wilcox held increasingly responsible positions with the Bank (having served as Manager of the East Coast Technology Group since June 1993). Mr. Wilcox was appointed Chief Banking Officer in December 1997. Mr. Wilcox was named President and Chief Operating Officer of the Bank in May 1999 and was appointed Chief Executive Officer of the Bank in January 2000. In April 2001, Mr. Wilcox was named President and Chief Executive Officer of the Company.

			1990
Gregory W. Becker Chief Operating Officer, Commercial Banking	36	Mr. Becker joined the Bank in 1993 as part of the Northern California Technology Division. Mr. Becker joined the National Division in 1995 and in May 1996 opened the Bank’s regional office in Boulder, Colorado serving as Senior Vice President and Manager. Mr. Becker was the Division Manager of Sand Hill Venture Capital Group from February 1999 to December 2001. From January 2002 to September 2003, Mr. Becker was named Chief Banking Officer. Mr. Becker was appointed Chief Operating Officer in September 2003. Mr. Becker became an executive officer in August 2003.	1993
Timothy M. Hardin Chief Operating Officer, Merchant Banking	37	Mr. Hardin joined the Bank in 1995 as vice president and lender in the Beaverton, Oregon office. Mr. Hardin managed the Commercial Finance Division from October 1997 to July 1999. From July 1999 to January 2002, Mr. Hardin was the Senior Vice President and Senior Credit Officer of the Seattle office. Mr. Hardin was the Northwest Division Manager from January 2002 to June 2003. Mr. Hardin was appointed Chief Operating Officer, Merchant Banking in October 2003. Mr. Hardin became an executive officer in February 2004.	1995

(1)      Executive Officers consist of members of the Company’s Steering Committee who perform policy-making functions for the Company within the meaning of the SEC rules.

Name and Position	Age	Business Experience	Employee Since
Harry W. Kellogg, Jr. President, Merchant Banking	60

Mr. Kellogg joined the Bank in October 1986 as Senior Vice President of the Bank’s Technology Division. Mr. Kellogg served as Chief Marketing Officer from September 1993 to April 1994 (when he left the Bank for ten months, during which time, he served as Executive Vice President for the Emerging Growth Industries Division of Cupertino Bank). Mr. Kellogg returned to the Bank in February 1995 as Chief Marketing Officer. From December 1997 to November 1998, he served as the Manager of the Bank’s Products and Services Group. Mr. Kellogg was appointed Manager of the Bank’s Strategic Initiatives Group from November 1998 to January 2002. Since January 2002, Mr. Kellogg has been serving as President, Merchant Banking of the Company. In addition to his role as the President, Merchant Banking, Mr. Kellogg served as the interim President of Private Banking from July 2002 until his successor was appointed in January 2003. He was appointed Vice Chairman of the Board of the Bank in May 1999.

			1986
Marc J. Verissimo Chief Strategy and Risk Officer	48	Mr. Verissimo joined the Bank in May 1993 as Team Leader in the Northern California Technology Division. Mr. Verissimo was named Manager of the Silicon Valley Lending Division in September 1993. Mr. Verissimo served as Manager of the Bank’s Corporate Finance Group from January 2000 to November 2000. From November 2000 to January 2002, Mr. Verissimo served as Manager of the Risk Management Group. Mr. Verissimo was named Chief Strategy Officer in January 2002, and Chief Strategy and Risk Officer in January 2003.	1993
Derek Witte General Counsel Head of Human Resources	47	Mr. Witte joined the Bank in February 2003 as General Counsel. In November 2003 he was also named Head of Human Resources. Prior to joining the Bank, Mr. Witte served as Vice President and General Counsel for Tellme Networks, Inc., a voice recognition start-up from March 2001 to May 2002. Mr. Witte was the Senior Vice President of Worldwide Operations at Symantec from December 1998 to January 2001 and Vice President and General Counsel at Symantec from October 1990 to December 1998. Mr. Witte became an executive officer of the Company in August 2003.	2003

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee (the “Committee”) shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

Decisions regarding compensation of the Company’s executive officers, including those related to stock options and restricted stock awards, are considered by the full Board of Directors, based upon the recommendations and analysis performed by the Compensation Committee (the “Committee”), currently composed of the following non-employee directors: Mssrs. Stephen E. Jackson (Chair), Alex W. Hart, G. Felda Hardymon and James R. Porter. While Mr. Wilcox was invited to attend some meetings of the Compensation Committee, he did not participate in, nor was he present at, any deliberations relating to his own compensation.

During 2003, the Board of Directors did not modify or reject in any material way any action or recommendation by the Committee.

Compensation Philosophy

The policies of the Committee with respect to executive officers, including the Chief Executive Officer, are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. The key principles of this philosophy are:

•       Pay competitively.   The Committee maintains a philosophy that executive compensation levels should be competitive relative to those found in other financial institutions of comparable asset size. The Committee reviews and considers information regarding executive salary levels in the financial institutions industry from various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants, such as Semler-Brossy Consulting, Top Five Data Services and Mercer Human Resources Consulting.  The Committee attempts to set base salary compensation based on market salaries that are established through research of comparable positions in related industries in the marketplace. Jobs are benchmarked to similar jobs in the marketplace and then grouped by level into bands. For each position, there is a lower, middle and upper third salary range, and also a target cash incentive compensation award range, based on performance. An executive’s actual base compensation depends on the executive’s proficiency level for the particular position.

•       Tie incentive compensation to Company financial performance.   Total incentive compensation (the “incentive compensation pool”) payable to the Company’s executive officers under the 2003 incentive compensation program was calculated using return on equity (“ROE”), earnings per share (EPS) and net income targets. By using ROE, EPS and net income to calculate the incentive compensation pool, the Company rewards officers for achieving overall financial performance, as the incentive compensation pool increases with improvement in the Company’s performance, thereby creating value for the Company’s stockholders.

Base Salary (Including 2003 Market Surveys)

•       Executive Officers.   Effective December 1, 2002, base salaries for Mssrs. Kelloggand Verissimo were increased to $300,000 and $275,000 respectively. These increases were a result of a review of the base salary program conducted by an independent compensation consultant (Semler-Brossy Consulting) in October 2002. The compensation consultant had concluded that the annual base salary for the above named executive officers was significantly below that for similar positions in the survey. The salary increases in December 2002 brought the salaries of the above named executive officers in line with the market salaries reflected in the survey. The Company performed a market survey in 2003 and concluded that the salary adjustment for Mssrs. Kellogg and Verissimo were comparable to similar positions in the survey. As such, no salary adjustments were made in 2003.

•       As a result of the Company’s 2003 market survey as well as internal promotion and review, Mssrs. Becker and Witte received an increase to $225,000 in October 2003.

•       Chief Executive Officer of the Company.   As a result of an independent compensation consultant review in December 2002 (described above in “Base Salary (Including 2003 Market Surveys), Executive Officers)”), Mr. Wilcox’s salary was increased, effective December, 2002, to $475,000.  The Company performed a market survey in 2003 and concluded that Mr. Wilcox salary was comparable to similar positions in the survey and as such, no adjustment to Mr. Wilcox salary was made in 2003.

Incentive Compensation Paid Based on 2003 Company Performance

•      Actual Incentive Compensation Payments

•        Executive Officers.   The Committee reviewed the Company’s consolidated financial results to determine the amount of incentive compensation, if any, to pay. As a result of 2003 performance, the Committee authorized the following payments: Mr. Wilcox, $360,000; Mssrs. Becker, Kellogg, Verissimo, and Witte, $150,000, respectively.

•        Chief Executive Officer of the Company.   As mentioned above, the Committee approved an incentive payment of $360,000 to Mr. Wilcox for 2003 performance.

•       2003 Discretionary Bonus.   No Discretionary Bonus was authorized for executive officers for 2003 Performance.

•      Retention Programs

•       Executive Officers.   The Company adopted its Retention Program in 1998 as a means of compensating, rewarding and retaining key employees and directors of the Company. Under the Retention Program, a plan is adopted for each fiscal year, where participants are granted an interest in the distributions made on certain designated investments made by the Company, as well as certain fees received by the Company (or its affiliates), during the applicable year.

The following plans under the Retention Program are currently in effect:  1998 Retention Plan, 1999 Retention Plan, 1999A Retention Plan, 2000 Retention Plan, 2000 Director Compensation Plan, 2001 Retention Plan, 2001 Director Compensation Plan, 2002 Retention Plan, 2002 Director Compensation Plan, 2002A Select Retention Plan and 2003 Retention Plan. Under each plan, a portion of the Company’s investments or fees are designated into a pool as a basis for grants under the Retention Program for a specified year. Such investments and fees include the Company’s direct equity investments, investments in certain venture capital funds (including Silicon Valley BancVentures and SVB Strategic Investors Funds), fees generated by Alliant Partners, and future income from warrants received by the Company.  Within the first quarter of each year, a percentage or dollar interest in the future returns on the designated investments and fees in the pool is allocated to each participant. (Such interests are not in the underlying investments themselves, but rather in future distributions or returns to the Company on such investments.)  Distributions received by the Company are then distributed to the participants over the term of the applicable plan, which is generally ten years.

Since participants are entitled to payouts over a period of ten years, the Committee views the Retention Program as a long-term incentive program for the Company’s executives. Together with other compensation benefits that vest over time, such as Company stock options, the Committee believes the Company has appropriate incentives in place to retain its key executives.

The pool under the 2003 Retention plan consisted of:  20% of $396,542 of the Company’s direct equity investments made in 2003 ($79,308), 20% of $575,000 of the Company’s investments in certain venture capital funds made in 2003 ($115,000), 25% of fees generated by Alliant Partners in 2003, and 8% of all future income from 2003 warrants. Under the 2003 Retention Plan, the Named Officers were allocated the following percentage interests:  Mr. Wilcox, 4.0%; Mr. Kellogg, 3.0%, Mr. Verissimo, 3.0%; Mr. Becker, 2.0%; and Mr. Witte, 2.0%. The distribution amounts for each of the Named Officers under the 2003 Retention Plan were as follows:  Mr. Wilcox, $7,445; Mr. Kellogg, $5,584; Mr. Verissimo, $5,584; Mr. Becker, $3,723; and Mr. Witte, $3,723.

•       Chief Executive Officer of the Company.   In 2003, the Company allocated to Mr. Wilcox a 4.0% interest in the 2003 Retention Program described above, and Mr. Wilcox received a distribution of $7,445 as a result. If a 2004 Retention Program is established, Mr. Wilcox will be eligible to participate.

•      Employee Stock Ownership Plan

•       The Company also made payments to employees under its employee retirement plans, including to executive officers. See discussion in “Retirement Plans” below regarding payments to executives under the Company’s qualified defined contribution plans.

Tax Consequences

To the extent determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The Committee will consider various alternatives to preserving the deductibility of compensation payments (in particular, pursuant to Section 162(m) of the Internal Revenue Code) to the extent reasonably practicable and to the extent consistent with its other compensation objectives. The Committee adopted limitations on the number of shares that may be subject to awards granted under the 1997 Equity Incentive Plan during any one calendar year to an individual so that compensation derived from stock options granted under such plans would qualify as “performance-based” compensation within the meaning of Section 162(m) and would therefore be deductible by the Company without regard to the $1 million limitation.

COMPENSATION COMMITTEE

Stephen E. Jackson (Chair)
G. Felda Hardymon
Alex W. Hart
James R. Porter

Compensation Committee Interlocks and Insider Participation

During 2003, the Compensation Committee performed all compensation functions of the Board of Directors, includingadministration of the Company’s stock-based employee benefit plans. (See discussion above under “Board Committees and Meeting Attendance” for additional information on the

Compensation Committee.)  The Compensation Committee is currently chaired by Director Jackson, with Directors Hart, Hardymon and Porter serving as members. None of the aforementioned persons has ever been an officer or employee of the Company. Mr. Wilcox does not participate in any Compensation Committee discussions related to his performance or compensation.

Stock Ownership Guidelines for Executive Officers.

In January 2004, the Board of Directors approved the adoption of stock ownership guidelines for the Company’s executive officers. Under the guidelines, the Board has recommended that the Company’s executive officers own a minimum of 12,000 shares of Company stock. Under these guidelines the Chief Executive Officer must hold a minimum of 20,000 shares of Company stock. These stock ownership guidelines reflect the Board’s belief in the importance of aligning the economic interests of stockholders and management. The stock ownership guidelines are attached hereto as Appendix D.

RETURN TO STOCKHOLDERS PERFORMANCE GRAPH

The following graph compares, for the period from December 31, 1998 through December 31, 2003, the cumulative total stockholder return on the Common Stock of the Company with (i) the cumulative total return of the Standard and Poor’s 500 (“S&P 500”) Index, (ii) the cumulative total return of the Nasdaq Stock Market-U.S. index, and (iii) the cumulative total return of the Nasdaq Banks index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG SILICON VALLEY BANCSHARES, THE S & P 500 INDEX,
THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ BANK INDEX

*$100 invested on 12/31/98 in stock or index-including reinvestment of dividends.  Fiscal year ending December 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

www.researchdatagroup.com/S&P.htm

	December 31,
	1998	1999	2000	2001	2002	2003
Silicon Valley Bancshares	100.00	290.64	405.88	313.89	214.31	423.58
S&P 500	100.00	121.04	110.02	96.95	75.52	97.18
Nasdaq Stock Market—U.S.	100.00	192.96	128.98	67.61	62.17	87.61
Nasdaq Banks	100.00	216.79	113.10	88.84	61.04	80.89

TABLE 1—SUMMARY COMPENSATION TABLE

The following table sets forth certain information for each of the last three (3) fiscal years concerning the compensation of the Chief Executive Officer, the six other most highly compensated executive officers of the Company, including two former executive officers in 2003 (“Named Officers”) (based on salary plus bonus for 2003):

	Annual Compensation					Long-Term Compensation
						Awards	Payouts
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Restricted Stock Awards(3)	Securities Underlying Options(4)	All Other Compensation(5)
		($)	($)	($)	($)	(#)	($)
Kenneth P. Wilcox	2003	$476,845	$360,428	$—	$—	60,000	$42,081
President and Chief	2002	$370,833	$40,000	$12,273	$119,992	80,000	$16,732
Executive Officer	2001	$350,000	$—	$41,750	$—	60,000	$33,840
Gregory W. Becker(6)	2003	$206,082	$150,428	$—	$38,487	22,500	$37,005
Chief Operating Officer,	2002	$200,000	$25,364	$—	$—	42,500	$13,233
Commercial Banking	2001	$160,000	$—	$—	$—	27,500	$15,274
Harry W. Kellogg, Jr.	2003	$300,012	$150,428	$—	$—	20,000	$29,604
President, Merchant	2002	$279,167	$24,000	$—	$71,995	30,000	$16,732
Banking	2001	$275,000	$—	$—	$—	40,000	$31,671
Marc J. Verissimo	2003	$275,010	$166,178	$20,500	$—	30,000	$39,030
Chief Strategy and Risk	2002	$233,333	$39,750	$30,000	$71,995	27,500	$15,882
Officer	2001	$225,000	$15,750	$30,000	$—	37,500	$21,071
Derek Witte(6)	2003	$180,247	$170,000	$—	$—	65,000	$23,804
General Counsel and
Head of Human Resources
2003 COMPENSATION FOR FORMER OFFICERS
Lauren A. Friedman(7)	2003	$179,940	$428	$—	$—	7,500	$242,173
Chief Financial Officer	2002	$199,348	$68,214	$—	$54,628	62,500	$12,416
Leilani T. Gayles(7)	2003	$175,973	$18,850	$—	$27,306	3,750	$180,000
Director of Human Resources	2002	$98,885	$57,000	$—	$—	40,000	$5,381

(1)                 Includes amounts deferred at the election of the executive officer.  Mr. Witte’s bonus amount includes a $20,000  bonus paid to him when he joined the Steering Committee in July 2003.   Also includes Mr. Verissimo’s guaranteed bonus of $15,750 every year for five years with the first bonus being paid in April 2001 and the final bonus payable in April 2006.  (See “Certain Relationships and Related Transactions” below.) Ms. Friedman’s bonus in 2002 includes a $50,000 signing bonus when she joined the Company in January 2003. Ms. Gayles’ bonus in 2002 includes a $30,000 signing bonus when she joined the Company in June 2002.

(2)                 Amounts in this column represent (a) relocation costs incurred by the executive officer and reimbursed by the Bank, as well as (b) premiums for supplemental long-term disability coverage provided by the Bank.  Amounts for the years shown are not reflected if the total value of perquisites paid to the executive officer during a fiscal year did not exceed, in the aggregate, the lesser of $50,000 or 10% of the individual’s salary plus bonus in the subject year.  Amounts reflected for Mr. Wilcox in 2001 and 2002 represent $41,750 and $12,273 respectively, for uncharged interest by the Company in connection with two interest-free relocation loans made by the Company to Mr. Wilcox in December 1997 in conjunction with Mr. Wilcox’s promotion to Chief Banking Officer and corresponding relocation from Massachusetts to California.  The first loan in the amount of $250,000 (funded in December 1997) was payable in five annual installments, with the final $50,000 installment due on December 1, 2002.  The second loan in the amount of $600,000 (funded in January 1998) was due in full on December 1, 2002.  Both loans were secured by a lien on Mr. Wilcox’s principal residence in California.  Mr. Wilcox paid the first loan in full on November 30, 2002 and the second loan was paid off by a subsequent loan from the Company to Mr. Wilcox, described in “Certain Relations and Related Transactions” below.  Amounts reflected for Mr. Verissimo in 2001, 2002 and 2003 represent $30,000, $30,000 and $20,500 respectively, for uncharged interest by the Company in connection with an interest-free loan by the Company (see discussion in “Certain Relations and Related Transactions”). The uncharged interest in 2001 and 2002 for Mr. Wilcox and Mr. Verissimo’s loans was calculated by assuming an interest rate of 6.00%.  The uncharged interest in 2003 for Mr. Verissimo’s loan was calculated by assuming an interest rate of 4.1%.

(3)                 On February 25, 2003, Ms. Friedman and Mssrs. Wilcox, Kellogg and Verissimo were granted restricted shares as part of their 2002 discretionary bonus as was originally reported in the Report of the Compensation Committee of the Board on Executive Compensation—2002 Discretionary Bonus in the 2002 Proxy Statement.  Ms. Friedman received 3,221 shares but upon her resignation from the Company forfeited all of the 3,221 unvested shares.  Mssrs. Wilcox, Kellogg and Verissimo received 7,075, 4,245 and 4,245 shares, respectively.  All shares granted continue to be unvested and will cliff vest on February 25, 2005.  The market values of these grants are $119,992, $71,995 and $71,995, respectively, based on the closing price of the Company’s Common Stock on Nasdaq on February 25, 2003.

On December 31, 2003, The following officers held unvested restricted shares of the Company’s Common Stock: Mr. Becker held 2,252 shares of unvested restricted shares granted on March 3, 2003 all of which will vest on March 3, 2005; Ms. Gayles’ resignation from her position with the Company was made effective on December 31, 2003 and held no unvested restricted shares; Mr. Kellogg held an aggregate total of 5,495 unvested restricted shares (1,250 shares from an April 20, 2000 grant that will vest on April 20, 2004 and 4,245 shares from the February 20, 2003 grant described in the preceding paragraph).  Mr. Verissimo held an aggregate total of 4,245 unvested restricted shares as described in the preceding paragraph.  Mr. Wilcox held an aggregate total of 9,575 unvested restricted shares (2,500 shares from an April 20, 2000 grant that will vest on April 20, 2004 and 7,075 shares from the February 20, 2003 grant described in the preceding paragraph.)  The market values of the unvested restricted shares of Mssrs. Becker, Kellogg, Verissimo, and Wilcox are $81,230, $198,205, $153,117, and $345,370, respectively, based on the $36.07 per share closing price of the Company’s Common Stock on the Nasdaq on December 31, 2003, the last trading day of 2003.  Holders of restricted stock have rights equivalent to those of other stockholders, including voting rights and rights to dividends.  All unvested restricted shares are subject to earlier termination on a “Covered Termination” following a “Change in Control” (as defined).  See “Termination Agreements” below.

(4)                 The numbers in this column reflect shares of Common Stock underlying options.  No Stock Appreciation Rights (“SARs”) were awarded during the years 2001 through 2003.

(5)                 The amounts disclosed under this column represent: (i) distributions made under the Company’s Retention Program; (ii) employer contribution amounts under the Bank’s 401(k)/Employee Stock Ownership Plan and Money Purchase Pension Plan (collectively, the “Retirement Plans”); (iii) and severance payments made to Ms. Friedman and Ms. Gayles in connection with their resignation. Neither Ms. Friedman nor Ms. Gayles received a 2003 distribution under the Retention Program. The breakdown of such amounts received by each of the Named Officers for the past three fiscal years is as follows:

2003
Named Executive Officer	Distributions Under Retention Program for 1998, 1999, 2000, 2001, 2002, 2002A and 2003	Contributions to Retirement Plans	Severance
K. Wilcox	$21,999	$20,082
G. Becker	$16,923	$20,082
H. Kellogg	$19,522	$10,082
M. Verissimo	$18,948	$20,082
D. Witte	$3,722	$20,082
Former Executive Officers
L. Friedman	$—	$18,673	$223,500
L. Gayles	$—	$—	$180,000

2002
Named Executive Officer	Distributions Under Retention Program for 1998, 1999, 2000, 2001, 2002 and 2002A	Contributions to Retiremen Plans
K. Wilcox	$2,156	$14,576
G. Becker	$1,518	$11,715
L. Friedman	$880	$11,536
L Gayles	$482	$4,899
H. Kellogg	$2,156	$14,576
M. Verissimo	$1,731	$14,151

2001
Named Executive Officer	Distributions Under Retention Program for 1998, 1999, 2000, and 2001	Contributions to Retirement Plans
K. Wilcox	$24,340	$9,500
G. Becker	$6,883	$8,391
H. Kellogg	$22,171	$9,500
M. Verissimo	$11,571	$9,500

See “Report of the Compensation Committee of the Board on Executive Compensation—Incentive Compensation Paid Based on 2003 Company Performance—Retention Program” and “Retirement Plans” below.

(6)                 Mr. Becker became an executive officer in August 2003. Mr. Witte joined the Company in February 2003 and became an executive officer in August 2003.

(7)                 Ms. Friedman’s resignation as Chief Financial Officer was made effective on October 17, 2003. Ms. Gayles’ resignation as Director of Human Resources was made effective on December 1, 2003.

TABLE 2—OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning the grant of options to purchase the Company’s Common Stock to the Named Officers during 2003:

Individual Grants in 2003

	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Granted (#)(1)	Fiscal Year(2)	($/Share)	Date	5% ($)	10% ($)
Kenneth P. Wilcox	30,000	1.7005%	$25.17	5/8/2008	$208,620	$460,996
	30,000	1.7005%	$35.26	11/3/2008	$292,251	$645,797
Gregory W. Becker	7,500	0.4251%	$25.17	5/8/2008	$52,155	$115,249
	15,000	0.8503%	$35.26	11/3/2008	$146,125	$322,898
Harry W. Kellogg, Jr.	10,000	0.5668%	$25.17	5/8/2008	$69,540	$153,665
	10,000	0.5669%	$35.26	11/3/2008	$97,417	$215,265
Marc J. Verissimo	15,000	0.8503%	$25.17	5/8/2008	$104,311	$230,499
	15,000	0.8502%	$35.26	11/3/2008	$146,125	$322,899
Derek Witte	50,000	2.8342%	$17.20	2/3/2013	$540,850	$1,370,618
	15,000	0.8503%	$35.26	11/3/2008	$146,125	$322,899
Former Executive Officers
Lauren A. Friedman	7,500	0.4251%	$25.17	5/8/2008	$52,155	$115,249
Leilani T. Gayles	3,750	0.2126%	$25.17	5/8/2008	$26,078	$57,625

(1)                 Consists entirely of options granted pursuant to the Company’s 1997 Equity Incentive Plan (the “Plan”). The Plan provides for administration of the Plan by the Board of Directors of the Company, or by a committee thereof to which the Board of Directors has delegated authority to administer the Plan (the “Administrator”). See “Administration” under “Proposal 2:  Approval of the Amended and Restated Silicon Valley Bancshares 1997 Equity Incentive Plan” below for additional discussion regarding the Administrator. The Administrator designates the persons to be granted options, the type of option, the number of underlying shares, the exercise price, the date of grant and the date options become exercisable. These options were granted at 100% of the fair market value of the Company’s Common Stock on the date of grant. The option grants vest ratably over four years and expire five or ten years from the date of grant. Upon a “Change in Control” of the Company or the Bank, the options will become fully exercisable. See “Termination Agreements” below. In October 1997, the Board of Directors voted to permit assignability of non-qualified stock options granted under the Plan to immediate family members, family trusts, and similar entities. Any options so assigned will continue to be reported in this table and in the option exercises table (see “Table 3” below) as if still held by the Named Officer.

(2)                 Based on options to purchase an aggregate of 1,764,162 shares of the Company’s Common Stock granted to certain employees during 2003 under the 1997 Equity Incentive Plan.

(3)                 Represents the potential net realizable dollar value of the option grants, i.e., the market price of the underlying shares (adjusted for the assumed annual stock appreciation rates of 5% and 10%, respectively, with the assumed rates compounded annually over the term of the options), minus the aggregate exercise price of the options. The stock price appreciation rates are mandated by rules of the SEC rules and do not represent the Company’s estimate of future stock prices.

TABLE 3—AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES(1)

The following table sets forth information concerning the exercise of options during 2003 and the options held at 2003 fiscal year-end by Named Officers:

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End(3) ($)
Name	Exercise	Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
	(#)	($)
Kenneth P. Wilcox	—	$—	171,250	153,750	$3,653,708	$1,307,083
Gregory W. Becker	6,000	$105,465	54,375	73,125	$771,423	$690,468
Harry W. Kellogg, Jr.	—	$—	126,875	65,625	$2,870,754	$615,031
Marc J. Verissimo	7,200	$185,801	61,625	74,375	$1,037,283	$684,148
Derek Witte	—	$—	—	65,000	$—	$955,650
Former Executive Officers
Lauren A. Friedman	—	$—	15,625	54,375	$177,438	$614,063
Leilani T. Gayles	7,400	$54,127	100	—	$914	$—

(1)                 Consists entirely of stock options. No stock appreciation rights (“SARs”) have been awarded to date. In October 1997, the Board of Directors voted to permit assignability of vested non-qualified stock options granted under the 1997 Equity Incentive Plan to immediate family members, family trusts and similar entities. Any options so assigned will continue to be reported in this table as if still held by the Named Officer, and exercises by or on behalf of such assignees are also reflected as exercises by the Named Officer.

(2)                 Represents the market price of the underlying securities on the date of the option exercise, minus the exercise price.

(3)                 Represents the market value of the underlying securities at 2003 fiscal year-end, based on the $36.07 per share closing market price of the Company’s Common Stock on the Nasdaq on December 31, 2003, the last trading day of 2003, less the exercise price.

Retirement Plans

Prior to 2003, the Bank had two defined contribution plans: (1) the Silicon Valley Bank 401(k) and Employee Stock Ownership Plan (the “401(k)” and “ESOP”) (a qualified profit sharing plan under the Internal Revenue Code [the “IRC”]); and (2) the Silicon Valley Bank Money Purchase Pension Plan (the “MPP”) (a qualified money purchase pension plan under the IRC). These two plans were amended, effective January 1, 2003. Under the 401(k) and ESOP plan, the Company matched 100% of employee-deferred salary contributions to the 401(k), up to a maximum contribution of the first 5% of the employee contribution per year. The Company makes discretionary contributions to the ESOP subject to certain limitations on compensation under the IRC. ESOP contributions are invested primarily in the Company’s Common Stock and may not exceed 10% of eligible employees’ base compensation. In 2003, ESOP contributions were discretionary based on the Company’s financial projections. The 2003 ESOP contribution was 5.04% of eligible compensation.  MPP contributions were guaranteed at 5% of eligible compensation and were invested at the participant’s direction. The MPP plan was frozen effective December 31, 2002. As such, the Company made its final contribution during the quarter ending in December 31, 2002. No additional MPP contributions were made by the Company in 2003.

TERMINATION ARRANGEMENTS

The Bank adopted a Change in Control Severance Benefits Policy (“Change in Control Policy”) on August 12, 2000 for certain employees, including Named Officers Becker, Friedman, Gayles, Kellogg, Verissimo, Wilcox and Witte. The Change in Control Policy superseded termination agreements then in effect (with those agreements having expired on August 11, 2000). The Change in Control Policy provides for severance pay and continuation of certain benefits if the executive’s employment is terminated following a “Change in Control” (defined below). The Change in Control Policy was approved by disinterested members of the Boards of Directors of the Company and the Bank in July 2000 (but effective August 2000 following expiration of the then-operative termination agreements).

Termination Following a Change in Control.   In order for an executive to receive benefits under the Change in Control Policy following a Change in Control, the executive must be terminated involuntarily without cause or constructively terminated within 24 months following the Change in Control (a “Covered Termination”). Also, benefits will be given to executives only following a Change in Control that involves payments to stockholders in excess of two times the then book value of the Company.

Under the Change in Control Policy, a “Change in Control” will be deemed to have occurred in any of the following circumstances:

(1)         a merger or consolidation of the Company or Bank with any other corporation, other than a merger or consolidation that would result in beneficial owners of the total voting power in the election of directors represented by the voting securities (“Voting Securities”) of the Company or Bank (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Company or Bank, or of such surviving entity, outstanding immediately after such merger or consolidation;

(2)         the filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Company or Bank of all or substantially all of the Bank’s assets;

(3)         any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their beneficial ownership of stock in the Company, or (c) the Company (with respect to Company’s ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 50% or more of the Voting Securities; or

(4)         any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Bank, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in Bank, or (c) the Company (with respect to the Company’s ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or Bank representing 25% or more of the Voting Securities of such corporation, andwithin twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of Company occurs as a result of which sixty percent (60%) or fewer of the directors are incumbent directors.

A constructive termination is deemed to have occurred if the executive resigns in writing following a reduction in the executive’s then annual base salary, upon a 15% reduction in the executive’s annual compensation (base salary plus bonus), upon a material reduction in the executive’s responsibilities, or upon a relocation by more than 50 miles of the principal place at which the executive works.

Under the Change in Control Policy, the amount of severance benefits payable to an executive whose employment is terminated during the 24 months following a Change in Control is dependent upon the “transaction price multiple” of the then book value of the Company or the Bank. As the transaction price multiple of book value increases above 2.0, the severance benefit (the “Severance Benefit”) (represented as a multiple of the executive’s annual base salary) increases.

The percentage payout of the Severance Benefit is on a sliding scale tied to termination date. If the termination date is within 12 months following the Change in Control, then 100% of the Severance Benefit will be paid. However, between 12 months and 24 months following a Change in Control, a declining percentage will be paid, with 75% of the Severance Benefit being payable for terminations 15 months following a Change in Control and 0% being payable for terminations 24 months following a Change in Control. Finally, all outstanding options (representing interests in the Company’s Common Stock) will become immediately and fully vested (and may be exercised) upon a Change in Control, and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested, generally (upon a Covered Termination following a Change in Control).

In linking the amount of termination payments within 24 months following a Change in Control to the transaction price multiple of book value, the Boards of Directors of the Company and the Bank underscored their view that management should be rewarded correspondingly for increased stockholder value. Therefore, the amount of severance payments to executives under the Change in Control Policy increases in direct proportion to increases in value realized through a Change in Control of the Company or the Bank. Conversely, sale of the Company or the Bank for less than 2.0 times book value would result in no cash payout to executives under the Change in Control Policy, although they would still be entitled to acceleration of vesting.

The severance program approved by the Boards of Directors of the Company and the Bank includes certain non-executive Bank officers as well. The amount of severance benefits payable to officers below the executive level is likewise dependent upon the “transaction price multiple” described above. However, non-executive bank officers receive severance payments for any sale of the Company or Bank for one times book value and above. Under the program for non-executive officers, as the grade level of the officer in the Bank increases, the multiple of the officer’s base salary used in determining the severance benefit increases.

Limitation on Severance Payments.    To the extent that the severance payments otherwise called for by the Change in Control Policy would trigger “golden parachute” tax treatment pursuant to Section 280(g) and/or Section 4999 of the Internal Revenue Code, the payments will be reduced (including by executive officers electing to make payments to third-party charitable organizations) to the largest amount that the employee determines would result in maximizing the employee’s net proceeds (after taking into account the payment of any applicable taxes, including excise taxes).

Dean Consulting Agreement

Mr. Dean resigned as Chief Executive Officer of the Company effective April 30, 2001. The Company, the Bank and Mr. Dean entered into a consulting agreement, effective May 1, 2001, pursuant to which Mr. Dean will serve as a consultant to the Company and the Bank from May 1, 2001 to April 30, 2004 (“Consulting Period”). Under the consulting agreement, Mr. Dean will receive $250,000 annually for his services as a consultant. All stock options held by Mr. Dean will continue to be outstanding and vest in accordance with their respective terms until expiration of the consulting term. Also, Mr. Dean will be entitled to continued participation in the Bank’s Retention Programs (described above under “Report of the Compensation Committee of the Board on Executive Compensation”), provided, among other things, he does not compete with the Company or Bank for three years following the termination of his employment with the Company and the Bank. In addition, following the 2001-2002 director term, and for so long as Mr. Dean remains a member of the Company and Bank Boards of Directors, he will be eligible to receive any Retention Program compensation paid to the Bank and Company’s outside directors (described above under “Director Compensation” and “Report of the Compensation Committee of the Board on Executive Compensation—Incentive Paid Based on 2003 Company Performance—Retention Programs”). Mr. Dean may also be eligible to receive Board chair and Board Committee chair fees, if applicable, following the 2001-2003 director term. Except as noted above, during the Consulting Period, Mr. Dean will not receive any additional compensation for sitting on the Boards of Directors of the Company and the Bank that otherwise is payable to outside directors. In developing Mr. Dean’s consulting contract, the Company and the Bank engaged an independent compensation consultant (Sibson and Company) to opine on the reasonableness of Mr. Dean’s consulting contract compared to contracts of similarly situated resigning executives.

Friedman Part-Time Employment Agreement

Ms. Friedman’s resignation from the position of Chief Financial Officer of the Company and the Bank became effective on October 17, 2003. The Bank and Ms. Friedman entered into an agreement, effective August 26, 2003 (“Agreement”), pursuant to which Ms. Friedman agreed to serve as a part-time Chief Financial Officer of the Company and the Bank from October 17, 2003 to January 16, 2004 (“Employment Period”). Under this agreement, Ms. Friedman received $223,500 upon the termination of the Employment Period. During the Employment Period, Ms. Friedman was paid her salary and accrued vacation at one half of her current rate. Additionally, all stock options and stock grants held by Ms. Friedman continued to vest during this time, and Ms. Friedman was eligible for an incentive compensation award for 2003 in accordance with the terms of the agreement. Under this part-time employment agreement, Mr. Friedman may continue to participate in the Bank’s medical, vision and dental benefits during the Employment Period.

Gayles Separation Agreement

Ms. Gayles resigned as Head of Human Resources, effective as of December 1, 2003, pursuant to a separation agreement, dated July 16, 2003, between the Bank and Ms. Gayles. Under the agreement, Ms. Gayles received a severance payment of $180,000, a bonus payment of $27,000 and certain standard severance benefits.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

The Company’s Audit Committee has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is governed by a charter, which specifies, among other things, the scope of its responsibilities and how those responsibilities are performed. The Audit Committee members are “independent” as defined by Nasdaq, the listing standard applicable to the Company.

The Board of Directors has adopted a written charter for the Audit Committee that is attached as Appendix A to this proxy statement. The Audit Committee charter was amended in 2003 and 2004 to meet new regulatory requirements, including those issued by Nasdaq and the SEC in response to the Sarbanes-Oxley Act of 2002.

The primary responsibility of the Audit Committee is to act on behalf of the Board in fulfilling the Board’s responsibility with respect to overseeing the Company’s accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors, KPMG llp, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”). In addition, the Audit Committee received from the independent auditors the written disclosures required by Independence Standards Board Standard No.1 (“Independence Discussions with Audit Committees”), and discussed with the independent auditors the auditors’ independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financials be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

This report is included herein at the direction of the members of the Audit Committee.

AUDIT COMMITTEE

James F. Burns, Jr. (Chairman)
Gary K. Barr
Peter D. Goodson

PRINCIPAL AUDIT FEES AND SERVICES

The following table sets forth fees for services KPMG LLP provided during fiscal years 2003 and 2002:

	2003	2002
Audit fees(1)	$1,767,714	$1,158,181
Audit-related fees(2)	73,000	152,240
Tax fees(3)	584,242	816,833
All other fees(4)	20,943	—
Total	$2,445,899	$2,127,254

(1)                 Audit fees include fees paid to KPMG Llp for the audit of the Company’s financial statements for fiscal years 2003 and 2002 and fees paid for quarterly reviews by the auditors of financial statements included in the Company’s quarterly reports on Form 10-Q.

(2)                 Audit-related fees consisted principally of fees for the audits of the Company’s benefit plans and hedge accounting in 2003 and fees for subsidiary audits and audits of the Company’s benefit plans in 2002.

(3)                 Represents fees for services provided in connection with the Company’s tax planning.

(4)                 Represents fees for training and sponsorship services provided to the Company.

All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by KPMG Llp did not compromise that firm’s independence in the conduct of its auditing function.

In accordance with its charter, the Audit Committee shall explicitly approve the engagement of its independent auditor for all audit and permissible non-audit related services. The charter also provides that in certain cases, the Audit Committee may delegate authority to one or more members of the Audit Committee to pre-approve certain services provided that such pre-approvals are communicated to the full Audit Committee at its next meeting. The charter further provides that in some cases, certain services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. During fiscal year 2003, all services by KPMG Llp were pre-approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes based on a review of forms 3, 4 and 5 and amendments thereto furnished to the Company during the most recent fiscal year, that, during fiscal year 2003 its officers (as defined in the rules under Section 16 of the Exchange Act), directors and any 10% stockholders have complied with all Section 16(a) filing requirements in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to the enactment of the Sarbanes-Oxley Act, the Board of the Bank adopted a policy in November 2001 to permit loans to be made to directors or to a company owned or controlled by a director (“Director Loans”). Director Loans would qualify for an exemption from Section 402 of the Sarbanes-Oxley Act as they would be made out of the Bank and would be subject to the insider lending restrictions of section 22(h) of the Federal Reserve Act.

The Director Loans Policy authorizes the Executive Committee of the Board, along with the Chief Credit Officer, to approve Director Loans. Under the Director Loans Policy, an outside credit review firm will be responsible for grading a Director Loan throughout its term. If the credit review firm classifies a

Director Loan as “Special Mention” (as defined in the Bank’s existing loan policy), such director is required to discuss the director’s plans to bring the loan back to “pass” status with the Executive Committee within thirty days of the downgrade of the loan. The policy further provides that if a Director Loan is classified as “Substandard” (as defined in the Bank’s existing loan policy) by the outside credit review firm, such director will have thirty days (with the Executive Committee having the authority to give the director up to sixty days) to upgrade the loan to “pass” status or resign from the Board. The Company believes that all extensions of credit included in such transactions will be made in compliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, will not involve more than a normal risk of collectibility or default or present any other unfavorable features.

In April 2002, the Company agreed to make a $1,400,000 loan (funded in April 2002) to Mr. Wilcox. The purpose of the loan was to refinance Mr. Wilcox’s existing mortgage and to consolidate debt, partially by paying off Mr. Wilcox’s $600,000 loan from the Company funded in January 1998. The loan was secured by a first deed of trust on Mr. Wilcox’s principal residence in California. The loan was to mature on April 9, 2007, with interest (which accrued at 4.77% annually) and principal payable monthly. The largest principal amount outstanding during 2003 was $1,382,299.33, and there was no principal amount outstanding on December 31, 2003 as Mr. Wilcox paid this loan in full on July 29, 2003.

In August 2001, the Company made an interest-free loan in the amount of $500,000 to Mr. Verissimo to assist in the purchase of his primary residence. The loan (funded in August 2001) is payable in full on March 1, 2006. The loan is unsecured. The largest principal amount outstanding during 2003 (and the principal amount outstanding on December 31, 2003) was $500,000.

Also, in conjunction with Mr. Verissimo’s loan and pursuant to a separate agreement (separate from the above-described loan documents), the Bank has agreed to pay Mr. Verissimo a guaranteed $15,750 annual bonus for the next five years (subject to his continued employment by the Bank) to cover taxes on the imputed interest on the loan, with the first such bonus paid in April 2001 and the final bonus payable in April 2006.

In April 2002, the Company agreed to make a $1,500,000 loan (funded in April 2002) to Mr. Verissimo. The purpose of the loan was to refinance Mr. Verissimo’s existing mortgage. The loan was secured by a first deed of trust on Mr. Verissimo’s principal residence in California. The loan matures on April 17, 2007, with interest (which accrues at 4.77% annually) and principal payable monthly. The largest principal amount outstanding during 2003 was $1,479,766.19 and there was no principal amount outstanding on December 31, 2003 as Mr. Verissimo paid this loan in full on July 28, 2003.

In May 2002, the Company agreed to make a $600,000 loan (funded on May 22, 2002) to Mr. Becker to assist with the purchase of his primary residence. The loan was secured by a first deed of trust on Mr. Becker primary residence in California. The loan was to mature on May 1, 2007, with interest (which accrued at 4.77% annually) and principal payable monthly. The largest principal amount outstanding during 2003 was $600,000, and there was no principle amount outstanding on December 31, 2003. Mr. Becker paid the loan in full on January 29, 2003 through a subsequent loan from the Company to Mr. Becker, described below.

On January 29, 2003, the Company agreed to make a $1,000,000 loan to Mr. Becker. The purpose of the loan was to refinance Mr. Becker’s existing mortgage and to pay off Mr. Becker’s $600,000 loan described above. The loan was secured by a first deed of trust on Mr. Becker’s principal residence in California. The loan was to mature on February 1, 2008, with interest (which accrued at 3.45%) and principal payable monthly. The largest principal amount outstanding during 2003 was $1,000,000, and there was no principal amount outstanding on December 31, 2003 as Mr. Becker paid this loan in full on October 8, 2003.

In December 2000, the Bank made a loan in the amount of $1,000,000 to St. Supery Winery. The loan amount was increased to $3,000,000 on October 19, 2001, further increased to $4,000,000 on February 21, 2002, and further increased to $6,000,000 in February of 2003. Director Rodeno, who was elected to the Board in April 2001, is the Chief Executive Officer of St. Supery Winery. The loan is payable in full on November 9, 2004, with interest payable monthly. The loan is secured by a UCC filing on accounts receivable and inventory of St. Supery Winery. The largest principal amount outstanding during 2003 was $5,500,000, and the principal amount outstanding on December 31, 2003 was $4,250,000. The loan has an interest rate at the Bank’s prime rate less 37.5 basis points.

In September 2001, the Bank made a loan in the amount of $8,000,000 to H.A. Schupf & Co., LLC for the purchase of the company back from Reich and Tang Asset Management L.P., an investment adviser. The loan (funded in September 2001) is payable in full on June 1, 2007, with interest payable monthly. The loan is secured by a UCC-1 blanket lien on the assets of H.A. Schupf & Co., LLC. The largest principal amount outstanding during 2003 was $7,159,245.35, and the principal amount outstanding on December 31, 2003 was $6,352,161.61. The loan has an interest rate at the Bank’s prime rate. H.A. Schupf, Managing Member of H.A. Schupf and Co., LLC, has personally guaranteed the loan. H.A. Schupf & Co., LLC is the beneficial owner of 12.2% of the Company’s outstanding stock. (See “Security Ownership of Principal Stockholers.”)

In 2000, the Company established an investment vehicle, known as the SVB Qualified Investor Fund LLC (“QIF”), as part of its employee benefits for those employees who meet the eligibility criteria. To be eligible to participate in QIF, employees must be of a certain grade level and must meet the definition of “qualified investor” in connection with private equity funds. QIF was initially capitalized by commitments and contributions from certain eligible employees including the Company’s senior management. All employee participants are required to invest in this fund with their own money, but the Company manages the fund and pays all administrative costs associated with the fund. QIF’s principal purpose is to invest in a select number of private equity funds managed primarily by the Company or its affiliates. The Company paid approximately $200,000 per year for the administrative costs of QIF in 2001, 2002 and 2003. QIF did not make any distribution in 2001, 2002 and 2003. Mssrs. Wilcox, Becker, Kellogg, Verissimo and Witte are current participants in QIF.

See also “Compensation Committee Interlocks and Insider Participation.”

Proposal No. 2

APPROVAL OF THE AMENDED AND RESTATED SILICON VALLEY BANCSHARES 1997 EQUITY INCENTIVE PLAN

The Board of Directors Recommends a Vote “For” Approval of the Amended and Restated
1997 Equity Incentive Plan

Introduction

The stockholders are being asked to approve the amended and restated 1997 Equity Incentive Plan (the “Incentive Plan”) so that we can continue to use the Incentive Plan to achieve the Company’s goals and also continue to receive a federal income tax deduction for certain compensation paid under the Incentive Plan. The Board of Directors has approved the amended and restated Incentive Plan, subject to approval from our stockholders at the Annual Meeting. If the stockholders approve the amended and restated Incentive Plan, it will replace the current version of the Incentive Plan. Otherwise, the current version of the Incentive Plan will remain in effect. Our named executive officers and directors have an interest in this proposal.

The stockholders are being asked to approve the amended and restated Incentive Plan in order to reserve an additional 1,500,000 shares of Common Stock for issuance thereunder. The Incentive Plan was adopted by the Board of Directors on December 19, 1996 and initially approved by the stockholders on April 17, 1997. The Incentive Plan as adopted had 3,600,000 shares(1) reserved for issuance thereunder. On April 20, 2000, the stockholders approved the reservation of an additional 2,200,000(2) shares of Common Stock for issuance under the Incentive Plan. On April 19, 2001, the stockholders approved the reservation of an additional 2,000,000 shares of Common Stock for issuance under the Incentive Plan. On April 18, 2002, the stockholders approved the reservation of an additional 1,500,000 shares of Common Stock for issuance under the Incentive Plan. On April 17, 2003, the stockholders approved the reservation of an additional 1,250,000 shares of Common Stock for issuance thereunder. A copy of the 1997 Incentive Plan is included in this Proxy Statement as Appendix E.

The stockholders are also being asked to approve an amendment to the Incentive Plan to permit the award of restricted stock units under the Incentive Plan. This amendment would permit the grant of restricted stock awards denominated in units or shares of Common Stock. While we believe that such awards can currently be made under the Incentive Plan through other types of awards already permitted under the Incentive Plan, we want to avoid any confusion regarding the types of awards that may be granted under the Incentive Plan.

As of February 24, 2004, 1,153,027 shares of Common Stock were available for issuance under the Incentive Plan (exclusive of the increase in shares for which stockholder approval is being sought at the 2004 Annual Meeting of Stockholders). Pursuant to a prior amendment to the Incentive Plan, of these 1,153,027 shares, no more than 405,980 shares are available for grant as stock bonus awards or under restricted stock purchase agreements under the Incentive Plan.

The stockholders are also being asked to approve an amendment to the Incentive Plan so that all options granted after April 22, 2004 thereunder may have a term up to seven years after the date of grant. The Incentive Plan originally provided for a ten-year maximum term for all stock options. On April 17, 2003, the Incentive Plan was amended so that options granted after that date would have a five-year maximum term. We believe that options need to have a term longer than five years so that we may remain

(1)                 Adjusted for the Company’s two-for-one stock splits in May 1998 and May 2000.

(2)                 Adjusted for the Company’s two-for-one stock split in May 2000 competitive when offering long-term incentives and to provide the proper incentive to our employees and other service providers. We are not proposing to amend the Incentive Plan in any other respect.

As of December 31, 2003, options to purchase 6,659,967 shares were outstanding, with a weighted average exercise price of $24.58 and weighted average term of 6.41 years.

The Incentive Plan provides for the grant of incentive stock options to employees and nonstatutory stock options, stock appreciation rights, restricted stock purchase awards, stock bonuses and, if the stockholders approve this proposal, restricted stock units (collectively “Stock Awards”) to employees, directors and consultants. Incentive stock options granted under the Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of the various awards permitted under the Incentive Plan.

Vote Required

At the Annual Meeting, stockholders are requested in this Proposal No. 2 to approve the amendment to the Incentive Plan. The affirmative vote of a majority of the Votes Cast on this proposal will be required to approve the amendment. For purposes of this vote, broker non-votes will not be counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote “FOR” approval of the amendment to the Incentive Plan.

We believe strongly that the approval of the amended and restated Incentive Plan is essential to our continued success. Our employees are our most valuable assets. Stock options and other awards such as those provided under the amended and restated Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals.

A summary of the features of the Incentive Plan is outlined below.

SUMMARY OF THE INCENTIVE PLAN

The following paragraphs provide a summary of the principal features of the amended and restated Incentive Plan and its operation. The amended and restated Incentive Plan is set forth in its entirety as Appendix E to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix E.

Purpose

The Incentive Plan provides a means by which selected employees and directors of, and consultants to, the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company or receive cash based on stock appreciation. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees and directors of, or consultants to, the Company or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Administration

The Board generally administers the Incentive Plan. However, the Board may delegate administration of the Incentive Plan to a committee of the Board composed of one of more members. If the administration of the Incentive Plan is delegated to a committee, such committee will have, in connection with the administration of the Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board. The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated the administration of the Incentive Plan to the Compensation Committee. The Compensation Committee consists solely of independent directors. On October 16, 2003, the Board approved and authorized the formation of a Stock Option Committee consisting of Mr. Wilcox as its sole member to perform the function of administering the standard terms of the Incentive Plan to non-executive employees up to an amount to be designated by the Compensation Committee of the Board. However, the Compensation Committee remains responsible for the administration of the terms of the Incentive Plan with respect to the Company’s executive officers and to any non-executive employees to the extent the amount of the grant exceeds the authorized amount granted to the Stock Option Committee. The Compensation Committee and the Stock Option Committee are collectively referred to as “Administrator”.

The Administrator has the power to determine from time to time which of the persons eligible under the Incentive Plan will be granted awards, the type of awards to be granted, when and how each award will be granted, to construe and interpret the Incentive Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator may correct any defect in the Incentive Plan or in any award agreement to make the Incentive Plan fully effective.

Eligibility

Incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, stock appreciation rights, stock bonuses, and, if the stockholders approve this proposal, restricted stock units, may be granted to employees, directors or consultants. As of the Record Date, the Company and Bank had 967 employees and 9 non-employee directors.

Number of Shares of Common Stock Available Under the Incentive Plan.

Assuming stockholders approve this proposal, a total of 12,050,000 shares will have been reserved for issuance under the amended and restated Incentive Plan. As indicated above, as of February 24, 2004, 1,153,027 shares of the Company’s Common Stock were available for issuance under the Incentive Plan. Pursuant to a prior amendment to the Incentive Plan, of these 1,153,027 shares, no more than 405,980 shares are available for grant as stock bonus awards or under restricted stock purchase agreements.

If a Stock Award granted under the Incentive Plan expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will become available for future issuances under the Incentive Plan. In addition, shares that are covered by a Stock Award that is settled in cash, will be available for issuance under the Inventive Plan. Under the current proposal, the stockholders are being asked to approve an additional 1,500,000 shares of Common Stock for issuance under the Incentive Plan. To the extent that a Stock Award is made from this 1,500,000 share reserve in the form of a stock bonus award or under a restricted stock purchase agreement or in the form of restricted stock units if approved by the stockholders, the 1,500,000 share reserve will be reduced by an amount equal to 2.0 times the number of shares subject to that award. Further, if shares acquired from the 1,500,000 share reserve pursuant to a stock bonus award or restricted stock purchase agreement are forfeited, 2.0 times the shares so forfeited will return to the 1,500,000 share reserve and will again become available for issuance. This provision, that subtracts shares from the reserve at a 2.0-to-one ratio for “full value” grants, such as restricted stock, was designed to recognize the higher cost of these types of awards to our stockholders.

If any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidation dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the class(es) and maximum number of shares subject to the Incentive Plan, the maximum annual award applicable under the Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

Stock Options

The Administrator is able to grant nonqualified stock options and incentive stock options under the Incentive Plan. The Administrator determines the number of shares subject to each option, but no participant will be able to be granted options covering more than 250,000 shares during any calendar year. The exercise price of options will not be less than one hundred percent (100%) of the fair market value of the Company’s Common Stock on the date of grant, except the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the Company’s outstanding stock, must be at least 110% of the fair market value of the Company’s Common Stock on the grant date.

If stockholders approve this proposal, all stock options granted after April 22, 2004 under the amended and restated Incentive Plan may have a term up to seven years after the date of grant. The Incentive Plan originally provided for a ten-year maximum term for all stock options. On April 17, 2003, the Incentive Plan was amended so that options granted after that date would have a five-year maximum term.

In the event an optionee’s continuous status as an employee, director or consultant is terminated, the optionee generally may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but only within the earlier of (i) the date three (3) months after the termination of the optionee’s continuous status as an employee, director or consultant, or (ii) the expiration of the term of the option as set forth in the option agreement. In the event an optionee’s continuous status as an employee, director or consultant terminates as a result of the optionee’s death or disability, the optionee (or such optionee’s estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) twelve (12) months following such termination (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement. In the event an optionee’s continuous status as an employee, director or consultant is terminated for cause, the optionee’s option will immediately terminate.

The purchase price of stock acquired pursuant to an option is paid either in cash at the time of exercise or purchase, or (if determined by the Administrator at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Administrator.

The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company has a repurchase right with respect to any unvested shares.

An incentive stock option will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the person to whom the incentive stock option is granted. A nonstatutory stock option may only be transferable upon such terms and conditions as the Administrator determines at the time of grant. An optionee may designate a beneficiary who may exercise his or her option after death.

Stock Bonuses and Restricted Stock Awards

The Administrator is able to grant stock bonuses and restricted stock awards underthe Incentive Plan. The Administrator will determine all the terms of the awards including the number of shares granted. The purchase price of restricted stock will not be less than eighty-five percent (85%) of the fair market value of the Company’s Common Stock on the date such award is made and may be issued in lieu of cash compensation. Stock bonuses may be awarded in consideration for past services rendered to the Company or for its benefit. The Administrator may impose whatever conditions to vesting it determines to be appropriate. For example, the Administrator may set restrictions based on the achievement of specific performance goals. A stock bonus or restricted stock award will only be transferable upon such terms and conditions as the Administrator determines in its sole discretion at the time of grant.

Restricted Stock Units

If the stockholders approve this proposal, the Administrator will be able to grant Stock Awards of restricted stock units denominated in units of common stock on such terms and conditions and subject to such restrictions, if any, as the Administrator may determine, which will include, without limitation, the manner in which shares subject to a restricted stock unit award are held during the periods they are subject to restrictions and the circumstances under which forfeiture of such awards will occur by reason of termination of a participant’s employment or service relationship.

Stock Appreciation Rights

The Administrator will be able to grant stock appreciation rights either alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of Common Stock. The Administrator determines the number of shares subject to each stock appreciation right, but no participant will be able to be granted stock appreciation rights covering more than 250,000 shares during any calendar year. The Administrator will determine the remaining terms of stock appreciation rights, including, without limitation, when such an award will become exercisable, subject to the terms of the Incentive Plan.

Change of Control

Unless determined otherwise by the Administrator at the time of grant, in the event of a change in control of the Company, all outstanding Stock Awards will immediately vest. In such an event, the Administrator will notify all participants that their outstanding Stock Awards will be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Administrator at the time of the grant) from the date of such notice, and any unexercised Stock Awards will terminate upon the expiration of such period.

Restriction on Repricing

The Administrator must obtain stockholder approval for repricing of any stock options and/or stock appreciation rights granted under the Incentive Plan. For these purposes, a repricing includes the cancellation and re-granting of options.

Amendment of the Incentive Plan

The Administrator may amend the Incentive Plan at any time; however, no amendment can be made that would impair the rights of a participant who has already received a Stock Award, unless the participant consents or if such amendment is made to comply with applicable law, Nasdaq National Market rules, or accounting rules. Further, the Administrator cannot amend the Incentive Plan without the approval of the Company’s stockholders if such approval is required under applicable law or if the amendment would: (1) materially increase the benefits to Plan participants; (2) increase the aggregate number of securities issued under the Plan; (3) significantly modify the eligibility requirements for participants in the Plan, or (4) result in a repricing of any option.

Termination or Suspension of The Incentive Plan

The Administrator may suspend or terminate the Incentive Plan at any time. Unless sooner terminated, the Incentive Plan will terminate on December 18, 2006. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

Federal Income Tax Information

Incentive Stock Options.   Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the optionee by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee’s alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the optionee’s actual gain, if any, on the purchase and sale. The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. Effective for the 2003 calendar year, the maximum long-term capital gains rate for federal income tax purposes is currently 15% while the highest marginal federal ordinary income rate is 35% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain Company repurchase rights.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options.   Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the purchase price (to the extent not recognized as taxable income as described above) which will be deemed long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Bonuses, Restricted Stock Awards, Restricted Stock Units.   A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

Stock Appreciation Rights.   No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.   The Company generally will be entitled to a tax deduction in connection with a Stock Award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the amended and restated Incentive Plan, setting limits on the number of options and stock appreciation rights that any individual may receive. The Incentive Plan has been designed to permit the Administrator to grant options and stock appreciation rights that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Stock Awards.

Participation In Incentive Plan

The grant of Stock Awards under the Incentive Plan to employees, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Board. As of the date of this proxy statement, there has been no determination made by the Administrator with respect to future discretionary awards to employees or consultants under the Incentive Plan. Accordingly, future awards to employees and consultants are not determinable. Non-employee directors also are eligible to participate in the Incentive Plan. See “Director Compensation” above for a discussion of grants made to directors to date.

The following table sets forth information with respect to the grant of options under the Incentive Plan during the last fiscal year to the executive officers named in the Summary Compensation Table, to all current executive officers as a group and to all other employees as a group. The closing price for the Company’s Common Stock on the Record Date was $32.07 per share, as reported by National Association of Securities Dealers Automated Quotation/National Market.

TABLE 4—1997 PLAN BENEFITS TABLE

Stock Option Plan

Name or Identity of Group	Position	Dollar Value of Options(1)	Number of Shares Subject to Options Granted
Kenneth P. Wilcox	President and Chief Executive Officer	$1,812,900	60,000
Gregory W. Becker	Chief Operating Officer, Commercial Banking	$717,675	22,500
Harry W. Kellogg, Jr.	President, Merchant Banking	$604,300	20,000
Marc J. Verissimo	Chief Strategy and Risk Officer	$906,450	30,000
Derek Witte	General Counsel, Head of Human Resources	$1,388,900	65,000
Lauren A. Friedman	Former Chief Financial Officer	$188,775	7,500
Leilani T. Gayles	Former Head of Human Resources	$94,388	3,750
All Current Executive Officers as a Group (6 people)		$6,174,398	225,550
All Other Employees as a Group		$45,045,422	1,527,362
All Current Outside Directors as a Group		$323,520	16,000

(1)                 In the case of options, dollar value does not represent potential realizable value to the optionee, but was computed by multiplying the number of shares by the closing market price of the Company’s Common Stock on the date grants were approved by the Board of Directors of the Company, as quoted in Nasdaq. The average exercise price of the options was $29.113.

TABLE 5—EQUITY COMPENSATION PLAN INFORMATION

As of Fiscal Year End

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column two)
Equity compensation plans approved by shareholders	6,659,967	$24.58	1,110,729
Equity compensation plans not approved by shareholders	n/a	n/a	n/a
TOTAL	6,659,967	$24.58	1,110,729

Proposal No. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors Recommends a Vote “For” the Ratification of Auditors

The firm of KPMG llp has been appointed by the Audit Committee to be the independent auditors of the Company for the 2003 fiscal year. KPMG llp has audited the Company’s financial statements since November 1994. The stockholders are being asked to ratify the selection of KPMG llp. If the stockholders do not ratify such selection by the affirmative vote of a majority of the Votes Cast, the Audit Committee will reconsider its selection.

Representatives from the firm of KPMG llp will be present at the Annual Meeting of Stockholders and afforded the opportunity to make a statement if they desire to do so, and will be available to respond to stockholders’ questions.

STOCKHOLDER PROPOSALS

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals

For a stockholder proposal to be considered for inclusion in the company’s proxy statement for the annual meeting next year, the written proposal must be received by the our Corporate Secretary at our principal executive offices no later than November 22, 2004. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the company’s proxy statement is instead a reasonable time before Silicon Valley Bancshares begins to print and mail its proxy materials. Such proposals also will need to comply with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
Silicon Valley Bancshares
3003 Tasman Drive
Santa Clara, California 95054
Fax: (408) 496-2419

For a stockholder proposal that is not intended to be included in the company’s proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve that proposal, provide the information required by our bylaws and give timely notice to the our Corporate Secretary in accordance with the our bylaws, which, in general, require that the notice be received by our Corporate Secretary:

•       Not earlier than the close of business on December 23, 2004, and

•       Not later than the close of business on January 22, 2005

If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in the company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

•       90 days prior to the meeting; and

•       10 days after public announcement of the meeting date.

Nomination of Director Candidates

You may propose director candidates for consideration by the Board’s Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address of our principal executive offices set forth above. In addition, our bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to elect such nominee and provide the information required by our bylaws, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to Silicon Valley Bancshares and its stockholders. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals.”

Copy of Bylaw Provisions

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our bylaws also are available through the SEC’s website at http://www.sec.gov.

2003 ANNUAL REPORT

Enclosed is a copy of the Company’s 2003 Annual Report to Stockholders including financial statements for the year ended December 31, 2003. Stockholders who wish to obtain additional copies of the Annual Report should address a written request to Investor Relations, Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054.

THE BOARD OF DIRECTORS

Santa Clara, California	Derek Witte
March 10, 2004	Corporate Secretary

Appendix A

CHARTER
OF
THE AUDIT COMMITTEE
OF
SILICON VALLEY BANCSHARES AND SILICON VALLEY BANK

ARTICLE 1

DUTIES AND RESPONSIBILITES

Section 1.1   General Purpose.   The Audit Committee of Silicon Valley Bancshares (“Bancshares”) and Silicon Valley Bank (“Bank”) (collectively, the “Company”), is a committee of the Board of Directors of Bancshares and the Bank (collectively “Board”). The primary purpose of the Audit Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to:

(a)          The Company’s corporate accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports;

(b)         The Company’s compliance with legal and regulatory requirements;

(c)          The qualifications, independence and performance of the certified public accountants engaged as the Company’s outside Independent Auditor; and

(d)         The performance of the Company’s internal audit and risk management function.

The policy of the Audit Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Audit Committee and the Independent Auditor, the Company’s financial management and internal auditors.

Section 1.2   Reporting to Board; Board Responsibility.   The Audit Committee shall report regularly to the Board. Bancshares shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Independent Auditors and any advisors to the Audit Committee as well as the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee shall have the authority, to the extent it deems necessary, to retain special legal, accounting or other consultants to advise the Audit Committee, to be paid at the expense of the Bank or Bancshares (as appropriate), without the prior permission or approval of the Board or of the management of the Bank or Bancshares. The Audit Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Audit Committee’s purpose and policy, the Audit Committee shall be charged with the functions and processes as delineated in this Section 1, to the extent the Audit Committee deems necessary or appropriate, with the understanding, however, that the Audit Committee may supplement or (except as otherwise required by law or the applicable rules of Nasdaq) deviate from these activities as appropriate under the circumstances.

It shall be the responsibility of management to prepare Bancshares’ financial statements and periodic reports and the responsibility of the Independent Auditors to audit those financial statements. These functions shall not be the responsibility of the Audit Committee, nor shall it be the Audit Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to generally accepted accounting principles or otherwise comply with applicable laws.

Section 1.3   Oversight of the Independent Auditor.   An “Independent Auditor” is any certified public accountants performing or participating in providing financial attestation services to Bancshares and/or its affiliates, and any accounting firm, including a corporation, proprietorship, partnership or other business comprised of Independent Auditors providing financial attestation services to Bancshares and/or its affiliates. The Independent Auditor shall report directly to and be overseen by the Audit Committee.

(a)          The Audit Committee shall evaluate the performance of the Independent Auditor, to assess their qualifications and determine whether to retain or to terminate the existing Independent Auditor or to appoint and engage new Independent Auditors for the ensuing year, which retention shall be subject to applicable stockholder approval.

(b)         The Audit Committee shall explicitly approve the engagement of the Independent Auditor for all audit and permissible non-audit related services, including compensation to be paid therefore or the engagement for such services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided such policies are detailed as to the particular service, the Audit Committee is informed of the particular service, and such polices and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 to management, provided that with respect to services other than audit, review or attest services, no pre-approval is required if all of the following conditions are met: (i) the aggregate amount of all such services accounts for no more than 5% of the total revenues paid to the Independent Auditor during the fiscal year in which the services are provided; (ii) such services were not recognized by Bancshares to be non-audit services at the time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee (or one or more members delegated pursuant to the following sentence). The Audit Committee may delegate its authority to grant pre-approvals to one or more members of the Audit Committee, provided that the decisions of any Audit Committee member to whom authority is delegated to grant pre-approvals is presented to the full Audit Committee at each of is scheduled meetings.

(c)          The Audit Committee shall obtain and review, at least annually, a formal written statement from the Independent Auditor delineating: (1) the internal quality control procedures of the Independent Auditor; (2) material issues raised by the Independent Auditor’s most recent quality-control review; (3) steps taken to deal with the material issues raised in the quality-control review; and (4) all relationships between the Independent Auditor, and Bancshares and/or its affiliates, consistent with Independence Standards Board Standard No. 1. The Audit Committee will consider and discuss with the Independent Auditor any disclosed relationships or services that could affect the Independent Auditor’s objectivity and independence, and assess and otherwise take appropriate action to oversee the independence of the Independent Auditor.

(d)         The Audit Committee shall ensure the rotation of the lead audit partner and the “concurring or reviewing partner” every five years, and consider the adoption of a policy of rotating the Independent Auditor on a regular basis.

(e)          The Audit Committee shall meet with the Independent Auditor prior to the commencement of an audit to discuss the scope, planning and staffing of the audit.

(f)            The Audit Committee shall consider and, if deemed appropriate, adopt a policy regarding Audit Committee pre-approval of employment by the Company of individuals formerly employed by the Independent Auditor.

(g)          The Audit Committee shall evaluate the cooperation received by the Independent Auditor during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

(h)         The Audit Committee shall review with the Independent Auditor and management any conflicts or disagreements between management and the Independent Auditor regarding financial reporting, accounting practices or policies and shall be responsible for resolving any conflicts regarding financial reporting.

(i)            The Audit Committee shall confer with the Independent Auditor and with senior management regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls in effect, and any special steps taken in the event of material control deficiencies.

(j)             The Audit Committee shall consider and review with management, the Independent Auditor, outside counsel, as appropriate, and, in the judgment of the Audit Committee, such special counsel, separate accounting firm and other consultants and advisors as the Audit Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Section 1.4   Oversight of Risk Management and the Internal Audit Function.

(a)          The Audit Committee shall review the appointment, performance, and termination of the Director of Audit and Risk Management, who shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee, and report regularly on the activities of the Audit and Risk Management function.

(b)         The Audit Committee shall approve the annual Audit and Risk Management Plan to assure the comprehensive coverage of significant risk areas.

(c)          The Audit Committee shall discuss with management, and, as appropriate, the Independent Auditor, the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

(d)         The Audit Committee shall review significant Audit and Risk Review Reports (“Reports”) and/or recommendations prepared by Audit and Risk Management and review management’s responses to the Reports and/or recommendations.

(e)          The Audit Committee shall review and approve Bancshares’ and the Bank’s insurance policies, including the directors’ and officers’ liability policy.

(f)            The Audit Committee shall discuss material legal matters with the General Counsel, including matters reflected in the Quarterly Litigation Report.

(g)          The Audit Committee, in coordination with the Director’s Loan Committee, shall review and approve the quarterly allowances for loan and lease losses.

(h)         The Audit Committee shall review with the Independent Auditor any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Independent Auditor and management’s response, if any, to such letter.

(i)            The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(j)             The Audit Committee shall review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and regulations, as well as to its Code of Ethical Conduct, including review and approval of insider and affiliated-party transactions.

(k)         The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in Bancshares’ annual proxy statement.

(l)            The Audit Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

Section 1.5   Compliance Oversight Responsibilities.

(a)          The Audit Committee shall have oversight responsibility for Bancshares and its affiliates’ compliance with banking, broker-dealer and investment advisory regulations. The Audit Committee may rely on internal and external specialists to conduct periodic reviews for compliance with regulations.

(b)         The Audit Committee shall have oversight responsibility for the Bank’s compliance with the Community Reinvestment Act. The Audit Committee shall review and approve the Bank’s performance under this act.

(c)          In the event that a Suspicious Activity Report (“SAR”) must be filed, in accordance with the Bank Secrecy Act and Bank policy, the SAR must be reviewed at the next scheduled meeting of the Audit Committee. In the event that the SAR involves an insider, or is of a significant dollar amount or impact to the Bank, a recommendation by the Bank’s legal department will be presented to the Audit Committee, who will determine whether presentation to the full Board is necessary.

(d)         The Audit Committee shall have the authority to appoint the Bank’s Insider Trading Compliance Officer, the Bank Secrecy Officer, and the Bank Security Officer.

Section 1.6   Oversight of the Integrity of the Financial Statements.

(a)          Upon completion of the audit, the Audit Committee shall review and discuss with the Independent Auditor and management the annual audited financial statements and make related recommendations in connection with Bancshares’ 10-K filings.

(b)         The Audit Committee shall review and discuss with the Independent Auditor and management the quarterly financial statements prior to Bancshares’ 10-Q filings, and any other matters required to be communicated to the Audit Committee by the Independent Auditor under Statement on Auditing Standards No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

(c)          The Audit Committee shall review with management and the Independent Auditor significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting polices available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

(d)         The Audit Committee shall discuss with the Independent Auditor and management significant financial reporting issues and judgments made in connection with the preparation of Bancshares’ financial statements.

(e)          The Audit Committee, periodically, shall meet in separate sessions with the Independent Auditor, the internal auditor, and senior management to discuss any matters that the Audit Committee, the Independent Auditor, the internal auditors, or senior management believe should be discussed privately with the Audit Committee.

(f)            The Audit Committee shall generally discuss with management Bancshares’ earnings press releases.

(g)          The Audit Committee shall discuss with the Independent Auditor and management the effect of off-balance sheet structures on Bancshares’ financial statements.

ARTICLE 2

ORGANIZATION

Section 2.1   Membership.   The Audit Committee will consist of no fewer than three (3) members of the Board. All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (“SEC”) and the Nasdaq National Market (“Nasdaq”) applicable to audit committee members as in effect from time to time when and as required by SEC and Nasdaq, shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of Bancshares or any current subsidiary of Bancshares at any time during the prior three years. At least one member of the Audit Committee shall have experience or background that results in that member’s “financial sophistication” within the meaning of such requirements. A member of the Audit Committee who is a “financial expert” under the regulations of the Securities and Exchange Commission will be presumed to have financial sophistication for purposes of the preceding sentence. No members of the Audit Committee may participate in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past 3 years.

Section 2.2   Appointment and Term.   The Governance Committee of Bancshares’ Board will nominate the Chair and other members of the Audit Committee for a term of one year, subject to approval by Bancshares’ Board.

Section 2.3   Meetings.   Regular and special meetings of the Audit Committee will be held at the time and place as the Audit Committee deems necessary and appropriate.

Section 2.4   Voting.   If the Audit Committee is comprised of an even number of directors, one-half of the number of directors will constitute a quorum for the transaction of business. If the Audit Committee is comprised of an odd number of directors, a majority of the Audit Committee members will constitute a quorum for the transaction of business. Every action consented to by a majority of the Audit Committee members present at a meeting (at which a quorum is present) will be regarded as an act of the Audit Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or Bylaws of Bancshares or applicable law.

Section 2.5   Minutes.   The Secretary of the Audit Committee will maintain minutes and other relevant records of the meetings and activities of the Audit Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of Bancshares or the Bank. In the event of any meeting in Executive Session or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Audit Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

Section 2.6   Telephone Conference Meetings.   Members of the Audit Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

Section 2.7   Amendments.   This Charter of the Audit Committee may be amended only by a resolution of Bancshares’ Board.

Appendix B

CHARTER
OF
THE GOVERNANCE COMMITTEE
OF
SILICON VALLEY BANCSHARES AND SILICON VALLEY BANK

ARTICLE 1

DUTIES AND RESPONSIBILITES

Section 1.1   General Purpose.   The Governance Committee of Silicon Valley Bancshares (“Bancshares”) and Silicon Valley Bank (the “Bank”) shall have the following general duties:

(a)          Oversee the development and periodic review of Corporate Governance Guidelines for Bancshares;

(b)         Lead the Board of Directors of Bancshares (“Bancshares’ Board”) and the Board of Directors of Bank (“Bank Board”) in their annual reviews of their respective Board’s performance;

(c)          Assist the Bancshares’ Board and the Bank Board in identifying individuals qualified to become members of their respective Boards of Directors;

(d)         Recommend to the Bancshares’ Board director nominees for its annual meeting of stockholders; and

(e)          Recommend to the Bancshares’ Board and the Bank Board director nominees for each respective Board’s Committees and the Chairs for each respective Board and each respective Board’s Committees.

Section 1.2   Reporting to Board; Board Responsibility.   The Governance Committee shall report regularly to the Bancshares’ Board. The Bancshares’ Board and management shall ensure that the Governance Committee has adequate resources and authority to discharge its responsibilities.

Section 1.3   Corporate Governance Guidelines.   The Governance Committee shall work with the Bancshares’ Board and management in developing Corporate Governance Guidelines for Bancshares. The Governance Committee shall develop and implement a periodic review process of the Corporate Governance Guidelines to ensure the accountability and effectiveness of the Bancshares’ Board, taking into account changes in the relevant laws and current trends in corporate governance practices.

Section 1.4   Annual Board Evaluation.   The Governance Committee shall develop and implement a process for reviewing and evaluating each of the Bancshares’ Board’s and the Bank’s Board performance and effectiveness. The Governance Committee will be responsible for conducting, at least annually, such review and evaluation of each of the Bancshares’ Board’s and the Bank’s Board’s performance and shall report to the Bancshares’ Board and the Bank Board, respectively, the results of such review and evaluation. The Governance Committee may work with the Bancshares’ Board, the Bank Board, management, and, if desired, outside consultants or advisers, in conducting these reviews and evaluations. These performance reviews and evaluations may include, among other items, a review of how the following items impact each of the Bancshares’ Board’s and the Bank Board’s effectiveness:

(a)          The size of the Bancshares’ Board and the Bank Board, respectively;

(b)         Frequency of meetings;

(c)          Quality and timing of information provided to the Bancshares’ Board and the Bank Board, respectively, before Board meetings;

(c)          Communication among directors;

(c)          Education of directors;

(d)         Skills and qualifications of directors; and

(e)          Board strategic retreats.

Section 1.5   Nominations.

(a)   Board Member Nominees.   The Governance Committee shall, as it deems appropriate, identify and interview individuals qualified to become members of the Bancshares’ Board and the Bank Board, respectively. The Governance Committee shall have the authority to retain and terminate any executive search firms for assistance in this process. The Governance Committee shall, at its discretion, recommend to each of the Bancshares’ Board and the Bank Board, respectively, any qualified Board member nominees. The Governance Committee’s recommendations shall be subject to the approval of the Bancshares’ Board and the Bank Board, respectively.

(b)            Director Nominees.   The Governance Committee shall, at least annually, recommend to the Bancshares’ Board the director nominees to be included in the proxy statement for Bancshares’ annual meeting of stockholders. The Governance Committee’s recommendations shall be subject to the Bancshares’ Board’s approval.

(c)            Committees and Chairs.   The Governance Committee shall nominate the Chair and the Vice-Chair of the Bancshares’ Board and the Bank Board, respectively, and the members and Chair of each other Board committee of the Bancshares’ Board and the Bank Board, respectively. The Governance Committee’s nominations shall be subject to the approval of the Bancshares’ Board and the Bank Board, respectively.

Section 1.6   Committee Performance.   The Governance Committee shall, at least annually, review and evaluate the performance of the Bancshares’ Board’s committees, in conjunction with the respective committee Chair, including its own performance. As part of this review, the Governance Committee shall also review the adequacy of the Charters of such committees, including its own Charter. The Governance Committee shall recommend any recommended changes to the Bancshares’ Board’s committees and/or the Charters of such committees to the Bancshares’ Board for approval.

ARTICLE 2

ORGANIZATION

Section 2.1   Membership.   The Governance Committee will consist of no fewer than three (3) members. All members of the Governance Committee must be Outside Directors.

An “Outside Director” is any director of Bancshares who is independent as determined in accordance with applicable law, including the rules and regulations of the Securities and Exchange Commission, and the rules of the Nasdaq Stock Market, except as otherwise permitted by the rules of the Nasdaq Stock Market.

Section 2.2   Appointment and Term.   The Bancshares’ Board will appoint the Chair and other members of the Governance Committee, subject to nomination by the Governance Committee, for a term of one year, and the Chair and other members of the Governance Committee will serve at the discretion of the Bancshares’ Board.

Section 2.3   Duties of Chair.   The Chair will preside at all meetings of the Governance Committee and perform any duties as may be assigned by the Bancshares’ Board from time to time.

Section 2.4   Secretary of Committee.   The Chair of the Governance Committee will appoint a Secretary of the Governance Committee, subject to approval by the Governance Committee. The Secretary is not required to be a member of the Bancshares’ Board but must be an employee of Bancshares or the Bank.

Section 2.5   Resignation.   Any member of the Governance Committee may resign, effective upon giving written notice to the Chair of the Bancshares’ Board unless the notice specifies a later time for the effectiveness of the resignation.

Section 2.6   Vacancies.   All vacancies on the Governance Committee, however created, may be filled by the Bancshares’ Board, subject to nomination by the Governance Committee. Each member of the Governance Committee so appointed will hold office until the expiration of the appointed term and until a successor is appointed and qualified.

Section 2.7   Regular Meetings.   Regular meetings of the Governance Committee will be held at the time and place as the Governance Committee determines. Regular meetings of the Governance Committee may be held without notice. Any change in the time or place of a regularly scheduled meeting will require:

(a)          The consent of a majority of the members of the Governance Committee; and

(b)         Four days’ notice by mail or twenty-four hours’ notice received personally, by telephone, telegraph, facsimile or similar transmission.

Section 2.8   Special Meetings.   Special meetings of the Governance Committee may be called at any time by the Chair of the Governance Committee, any two voting members of the Governance Committee, the Chief Executive Officer of Bancshares, or by a majority of the Bancshares’ Board. Special meetings may be held upon four days’ notice by mail or twenty-four hours’ notice received personally, by telephone, telegraph, facsimile or similar transmission. Notice of special meetings need not be given to any member who:

(a)          Before or after the meeting, signs (i) a waiver of notice, (ii) a consent to holding the meeting, or (iii) an approval of the subject minutes; or

(b)         Attends the meeting without protesting the lack of notice to such member.

Section 2.9   Voting.   If the Governance Committee is comprised of an even number of directors, one-half of the number of directors will constitute a quorum for the transaction of business. If the Governance Committee is comprised of an odd number of directors, a majority of the Governance Committee members will constitute a quorum for the transaction of business. Every action consented to by a majority of the Governance Committee members present at a meeting (at which a quorum is present) will be regarded as an act of the Governance Committee, unless other consent is required pursuant to this Charter, the Certificate of Incorporation or Bylaws of Bancshares or applicable law.

Section 2.10   Minutes.   The Secretary of the Governance Committee will maintain minutes and other relevant records of the meetings and activities of the Governance Committee. The minutes will be available for review by the Bancshares’ Board and the Bank Board and any regulatory agency having jurisdiction over the affairs of Bancshares or the Bank. In the event of any meeting in “executive session” or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Governance Committee for the purpose of recording the minutes of actions taken at the meeting or “executive session” thereof.

Section 2.11   Telephone Conference Meetings.   Members of the Governance Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

Section 2.12   Amendments.   This Charter of the Governance Committee may be amended only by a resolution of the Bancshares’ Board.

Section 2.13   Delegation of Authority.   This Governance Committee may form and delegate authority to subcommittees when appropriate.

Appendix C

CHARTER
OF
THE COMPENSATION COMMITTEE
OF
SILICON VALLEY BANCSHARES AND SILICON VALLEY BANK

ARTICLE 1

DUTIES AND RESPONSIBILITES

Section 1.1   General Purpose.   The Compensation Committee of Silicon Valley Bancshares (“Bancshares”) and Silicon Valley Bank (the “Bank”) shall have the following general duties:

(a)          Responsibility for approving and evaluating Bancshares’ directors’ and officers’ (as that term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended, the “Officers”) compensation and plans, policies and programs related thereto; and

(b)         Oversight responsibility of employee compensation and benefits plans, policies and programs, including ensuring that such plans, policies and programs are effective in aligning the interests of the employees with those of Bancshares’ stockholders.

Section 1.2   Reporting to Board; Board Responsibility.   The Compensation Committee shall report regularly to the Board of Directors of Bancshares (the “Board”). The Board and management shall ensure that the Compensation Committee has adequate resources and authority to discharge its responsibilities.

Section 1.3   Director Compensation.   The Compensation Committee shall, at least annually, review, adjust (as necessary), and approve the Bancshares’ directors’ compensation, including cash, equity or other compensation for service on the Board, any committee of the Board and as Chair of the Board or any committee of the Board. In connection with the Compensation Committee’s review and decisions with respect to Bancshares’ directors’ compensation, the Compensation Committee will review and consider the report of the Governance Committee of the Board regarding the Governance Committee’s review and evaluation of the Board’s performance.

Section 1.4   Chief Executive Officer Compensation.   The Compensation Committee shall, working with the Chief Executive Officer (“CEO”), set the CEO’s goals at the beginning of each calendar year. The Compensation Committee shall be responsible for obtaining information from management and the Board with respect to the performance of the CEO in connection with these goals at the end of each calendar year. The Compensation Committee shall, at least annually, review, adjust (as necessary), and approve the CEO’s compensation, including annual base salary, annual incentive bonus (including specific goals and amount), equity compensation, employment agreements, severance agreements, change in control agreements/provisions, and any other benefits, compensation or arrangements. Factors to consider in this compensation review include, but are not limited to, the CEO’s performance with respect to the aforementioned goals and market compensation data provided by third parties. Such review and approval of the compensation of the CEO will be made in “executive session” without the presence of the CEO.

Section 1.5   Officer Compensation.   The Compensation Committee shall, at least annually, review, adjust (as necessary), and approve Bancshares’ Officers’ (other than the CEO) compensation, including annual base salary, annual incentive bonus (including specific goals and amount), equity compensation, employment agreements, severance agreements, change in control agreements/provisions, and any other benefits, compensation or arrangements. Such review and approval of the Officers’ (other than the CEO) compensation may be made in the presence of the CEO (who shall have no vote with respect thereto) but shall otherwise be made in “executive session” without the presence of the Officers.

Section 1.6   Employee Compensation and Benefits Programs.   The Compensation Committee shall, at least annually, review and approve the long-term and short-term compensation strategy and compensation and employee benefit plans (including implementing or modifying any qualified benefit programs, such as 401(k) plans or employee stock option plans and incentive bonus plans, retention programs, and other retirement plans). The Compensation Committee shall also, at least annually, review and approve the Company’s health and welfare plans. The Compensation Committee shall work with management and, if desired, outside consultants, in reviewing the Bank’s compensation plans to ensure that they meet the Bank’s needs, and are effective in attracting and retaining quailed employees. The Compensation Committee shall also ensure such plans appropriately align the interests of employees with those of Bancshares’ stockholders.

Section 1.7   Stock Options and Stock Grants.   The Compensation Committee shall review and approve all stock options and stock grants awarded to employees of Bancshares and the Bank.

Section 1.8   Compensation Consultant.   The Compensation Committee shall have the authority, to the extent it deems necessary, to retain and terminate an outside compensation consultant to assist in the evaluation of director, CEO, Officer and other compensation and benefits matters. The Compensation Committee shall have the authority to approve the compensation consultant’s fees and other retention terms. The Compensation Committee shall also have the authority, to the extent it deems necessary, to retain internal or external legal, accounting or other consultants or advisers to advise the Compensation Committee.

Section 1.9   Proxy Statement Reports.   The Compensation Committee shall be responsible for producing, at least annually, a report on Officer compensation for inclusion in Bancshares’ proxy statement for its annual meeting of stockholders, which report shall be in compliance with applicable law, including the rules and regulations of the Securities and Exchange Commission, and the rules of the Nasdaq Stock Market.

ARTICLE 2

ORGANIZATION

Section 2.1   Membership.   The Compensation Committee will consist of no fewer than three (3) members. All members of the Compensation Committee must be Outside Directors.

An “Outside Director” is any director of Bancshares who is independent as determined in accordance with applicable law, including the Sarbanes-Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission (including the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended) and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules of the Nasdaq Stock Market, except as otherwise permitted by the rules of the Nasdaq Stock Market.

Section 2.2   Appointment and Term.   The Governance Committee of the Board will nominate the Chair and other members of the Compensation Committee for a term of one year, subject to approval by the Board, and the Chair and other members of the Compensation Committee will serve at the discretion of the Board.

Section 2.3   Duties of Chair.   The Chair will preside at all meetings of the Compensation Committee and perform any duties as may be assigned by the Board from time to time.

Section 2.4   Secretary of Committee.   The Chair of the Compensation Committee will appoint a Secretary of the Compensation Committee, subject to approval by the Compensation Committee. The Secretary is not required to be a member of the Board, but must be an employee of Bancshares or the Bank.

Section 2.5   Resignation.   Any member of the Compensation Committee may resign, effective upon giving written notice to the Chair of the Board unless the notice specifies a later time for the effectiveness of the resignation.

Section 2.6   Vacancies.   All vacancies on the Compensation Committee, however created, may be filled by the Governance Committee of the Board, subject to approval by the Board. Each member of the Compensation Committee so appointed will hold office until the expiration of the appointed term and until a successor is appointed and qualified.

Section 2.7   Regular Meetings.   Regular meetings of the Compensation Committee will be held at the time and place as the Compensation Committee determines. Regular meetings of the Compensation Committee may be held without notice. Any change in the time or place of a regularly scheduled meeting will require:

(a)          The consent of a majority of the members of the Compensation Committee; and

(b)         Four days’ notice by mail or twenty-four hours’ notice received personally, by telephone, telegraph, facsimile or similar transmission.

Section 2.8   Special Meetings.   Special meetings of the Compensation Committee may be called at any time by the Chair of the Compensation Committee, any two voting members of the Committee, the Chief Executive Officer of Bancshares, or by a majority of the Board. Special meetings may be held upon four days’ notice by mail or twenty-four hours’ notice received personally, by telephone, telegraph, facsimile or similar transmission. Notice of special meetings need not be given to any member who:

(a)          Before or after the meeting, signs (i) a waiver of notice, (ii) a consent to holding the meeting, or (iii) an approval of the subject minutes; or

(b)         Attends the meeting without protesting the lack of notice to such member.

Section 2.9   Voting.   If the Compensation Committee is comprised of an even number of directors, one-half of the number of directors will constitute a quorum for the transaction of business. If the Compensation Committee is comprised of an odd number of directors, a majority of the Compensation Committee members will constitute a quorum for the transaction of business. Every action consented to by a majority of the Compensation Committee members present at a meeting (at which a quorum is present) will be regarded as an act of the Compensation Committee, unless other consent is required pursuant to this Charter, the Certificate of Incorporation or Bylaws of Bancshares or applicable law.

Section 2.10   Minutes.   The Secretary of the Compensation Committee will maintain minutes and other relevant records of the meetings and activities of the Compensation Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of Bancshares or the Bank. In the event of any meeting in “executive session” or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Compensation Committee for the purpose of recording the minutes of actions taken at the meeting or “executive session” thereof.

Section 2.11   Telephone Conference Meetings.   Members of the Compensation Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this Section constitutes presence in person at the meeting.

Section 2.12   Amendments.   This Charter of the Compensation Committee may be amended only by a resolution of the Board.

Section 2.13   Delegation of Authority.   This Compensation Committee may form and delegate authority to subcommittees when appropriate.

Appendix D

Stock Ownership Guidelines for Steering Committee Members and the CEO

We believe it is in the best interest of the Company and the Stockholders to have the Executive Management have a significant stake in the Company.

Below are the guidelines of the minimum shares expected to be held for both Steering Committee members and the Chief Executive Officer.

Steering Committee Members	Minimum of 12,000 shares
Chief Executive Officer	Minimum of 20,000 shares

To accomplish this goal Steering Committee members and the Chief Executive Officer are expected to:

Accumulate 3,000 within one year after joining the Steering Committee

Accumulate 8,000 within three years after joining the Steering Committee

Accumulate 12,000 within five years after joining the Steering Committee

The Committee will consider issues of financial need in granting exceptions to this policy.

D-1

Appendix E

SILICON VALLEY BANCSHARES

1997 EQUITY INCENTIVE PLAN

Adopted December 19, 1996
Approved by Shareholders April 17, 1997
Amended as of September 8, 1997
Amended as of July 20, 2000
Amended as of February 15, 2001
Amended as of April 19, 2001
Amended as of May 16, 2001
Amended as of April 18, 2002
Amended as of January 16, 2003
Amended as of April 17, 2003
Amended as of April 22, 2004

1.                 Purposes.

(a)   The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, (v) restricted stock units, and (vi) stock appreciation rights, all as defined below.

(b)   The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c)   The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock, or restricted stock units granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.                 Definitions.

(a)   “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b)   “Board” means the Board of Directors of the Company.

(c)   “Code” means the Internal Revenue Code of 1986, as amended.

(d)   “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e)   “Company” means Silicon Valley Bancshares, a Delaware corporation.

(f)    “Concurrent Stock Appreciation Right” or “Concurrent Right” means a right granted pursuant to subsection 8(b)(2) of the Plan.

(g)   “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(h)   “Continuous Status as an Employee, Director or Consultant” means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party’s sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of:  (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

(i)    “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j)    “Director” means a member of the Board.

(k)   “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

(1)   If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company’s common stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(2)   In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

(n)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)   “Independent Stock Appreciation Right” or “Independent Right” means a right granted pursuant to subsection 8(b)(3) of the Plan.

(p)   “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(q)   Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)   “Option” means a stock option granted pursuant to the Plan.

(t)    “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(u)   “Optionee” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(v)   “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(w)   “Plan” means this 1997 Equity Incentive Plan.

(x)   “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

(y)   “Securities Act” means the Securities Act of 1933, as amended.

(z)   “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

(aa)“Stock Award” means any award granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, any restricted stock unit, and any Stock Appreciation Right.

(bb)“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(cc)“Tandem Stock Appreciation Right” or “Tandem Right” means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.                 Administration.

(a)   The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b)   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1)   To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2)   To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3)   To amend the Plan or a Stock Award as provided in Section 14.

(4)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)   The Board may delegate administration of the Plan to a committee or committees of the Board composed of one (1) or more members (the “Committee”). In the discretion of the Board, the Committee may be composed of two (2) or more Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.                 Shares Subject To The Plan.

(a)   Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate twelve-million—fifty thousand (12,050,000) shares of the Company’s common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

(b)   The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(c)   Effective February 24, 2004, and subject to the provisions of Section 13 relating to adjustments upon changes in stock, of the one million one hundred fifty-three thousand and twenty seven (1,153,027) shares of the Company's common stock available for issuance under the Incentive Plan, the total number of shares available to grant as stock bonus awards, under restricted stock purchase agreements, and restricted stock units shall not exceed four hundred and five thousand nine hundred eighty  (405,980) shares of the Company’s common stock.

(d)   Effective April 22, 2004, and subject to the provisions of Section 13 relating to adjustments upon changes in stock, the one million five hundred thousand (1,500,000) shares of the Company's common stock were added to the Incentive Plan (the “2004 Share Reserve”).  To the extent that a Stock Award is granted from the 2004 Share Reserve in the form of stock bonus awards, under restricted stock purchase agreements or restricted stock units, the 2004 Share Reserve will be reduced by an amount equal to 2.0 times the number of shares subject to that award.  Further, if unvested shares acquired from the 2004 Share Reserve pursuant to a stock bonus award, restricted stock purchase agreement or restricted stock unit are forfeited or repurchased by the Company, 2.0 times the number of shares of common stock so forfeited or repurchased will return to the 2004 Share Reserve and will again become available for issuance.

5.                 Eligibility.

(a)   Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

(b)   No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)   Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than two hundred fifty thousand (250,000) shares of the Company’s common stock in any calendar year.

6.                 Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)   Term.   No Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Notwithstanding the foregoing, any Option granted between April 17, 2003 and April 21, 2004 shall not be exercisable after the expiration of five (5) years from the date of grant. Any Option granted on or after April 22, 2004 shall not be exercisable after the expiration of seven (7) years from the date of grant.

(b)   Price.   The exercise price of each Incentive Stock Option or Nonstatutory Stock shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) the Fair Market Value of the stock subject to the Option on the date the Option is granted and will be in lieu of cash compensation. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)   Consideration.   The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (a) by delivery to the Company of other common stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (c) in any other form of legal consideration acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d)   Transferability.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its sole discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e)   Vesting.   The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f)    Termination of Employment or Relationship as a Director or Consultant.   In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or disability or for Cause), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates for Cause, then the Option shall immediately terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. “Cause” shall be defined as an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, a deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company, any unauthorized disclosure of any of the secrets or confidential information of the Company, inducing any client or customer of the Company to break any contract with the Company or inducing any principal for whom the Company acts as agent to terminate such agency relations, or engaging in any conduct which constitutes unfair competition with the Company, or any act which results in Optionee being removed from any office of the Company by any bank regulatory agency.

An Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (other than upon the Optionee’s death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option, or (ii) the expiration of a period of three (3) months after the termination of the Optionee’s

Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

(g)   Disability of Optionee.   In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h)   Death of Optionee.   In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of Optionee’s death, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i)    Early Exercise.   The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.                 Terms Of Stock Bonuses, Purchases Of Restricted Stock and Restricted stock units.

Each stock bonus, restricted stock unit, or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonuses, restricted stock units, or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus, restricted stock unit or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate and will be issued in lieu of cash compensation:

(a)   Purchase Price.   The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a Stock Award Agreement in consideration for past services actually rendered to the Company or for its benefit.

(b)   Transferability.   Stock bonuses, restricted stock units, and restricted stock awards shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded remains subject to the terms of the Stock Award Agreement.

(c)   Consideration.   The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock bonuses and restricted  stock bonus units in consideration for past services actually rendered to the Company or for its benefit.

(d)   Vesting.   Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

(e)   Termination of Employment or Relationship as a Director or Consultant.   In the event a grantee’s Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the Stock Award Agreement between the Company and such person.

(f)     Restricted Stock Units.   The Administrator is authorized to make restricted stock awards denominated in units of common stock on such terms and conditions and subject to such restrictions, if any, as the Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the restricted stock unit award. The terms, conditions and restrictions that the Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to restricted stock unit award are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the restricted stock unit award shall occur by reason of termination of the grantee’s employment or service relationship.

8.                 Stock Appreciation Rights.

(a)   The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

(b)   Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(1)   Tandem Stock Appreciation Rights.   Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (a) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered

Option in which the Optionee is vested over (b) the aggregate exercise price payable for such vested shares.

(2)   Concurrent Stock Appreciation Rights.   Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (a) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (b) the aggregate exercise price paid for such shares.

(3)   Independent Stock Appreciation Rights.   Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (a) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (b) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.                 Cancellation And Re-Grant Of Options.

(a)   The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan (subject to shareholder approval) and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% shareholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

(b)   Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of

Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

(c)   Notwithstanding the foregoing, the Board or Committee will need shareholder approval prior to effecting the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan. Further, the Board or Committee will need shareholder approval prior to the cancellation and re-granting under this Section 9 of any Option or Stock Appreciation Right, if such cancellation and re-granting is done within six (6) months of such cancellation.

10.          Covenants Of The Company.

(a)   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b)   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.          Use Of Proceeds From Stock.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.          Miscellaneous.

(a)   The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)   Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)   Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company’s Board of Directors and/or the Company’s shareholders to remove any Director as provided in the Company’s Bylaws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant’s agreement with the Company or Affiliate.

(d)   To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)   The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f)    To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.          Adjustments Upon Changes In Stock.

(a)   If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to Section 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.)”

(b)   In the event of “Change in Control,” unless otherwise determined by the Board or Committee at the time of grant, all outstanding Stock Awards shall immediately become one hundred percent (100%) vested, and the Board shall notify all participants that their outstanding Stock Awards shall be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board at the time of grant) from the date of such notice, and any unexercised Stock Awards shall terminate upon the expiration of such period.

“Change in Control” means the consummation of any of the following transactions:

(1)   a merger or consolidation of Silicon Valley Bank (the “Bank”) or Company with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities (“Voting Securities”) of the Bank or Company (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Bank or the Company, or of such surviving entity, outstanding immediately after such merger or consolidation;

(2)   the filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Bank or Company of all or substantially all of the Bank’s assets;

(3)   any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Bank or Company, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their beneficial ownership of stock in the Company, or (c) the Company (with respect to the Company’s’ ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Bank or the Company representing 50% or more of the Voting Securities; or

(4)   any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Bank or the Company, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Bank, or (c) the Company (with respect to the Company’s ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Bank or the Company representing 25% or more of the Voting Securities of such corporation, andwithin twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of the Company occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

“Incumbent Directors” shall mean directors who either

(A)   are directors of the Company as of the date hereof;

(B)   are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (a) above at the time of such election or nomination; or

(C)   are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (a) or (b) above at the time of such election or nomination.

Notwithstanding the foregoing, “Incumbent Directors” shall not include an individual whose election or nomination to the Board occurs in order to provide representation for a person or group of related persons who have initiated or encouraged an actual or threatened proxy contest relating to the election of directors of the Company.

14.          Amendment Of The Plan and Stock Awards.

(a)   The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under any Award theretofore granted without the optionee’s or recipient’s consent, except such an amendment made to cause the Plan to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by law or agreement or if such amendment would:

(1)   Materially increase benefits accruing to participants under the Plan;

(2)   Increase the aggregate number of securities issued under the Plan;

(3)   Significantly modify the eligibility requirements for participants in the Plan; and

(4)   Reprice any Incentive Stock Options or Nonstatutory Options.

(b)   The Board may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment (a) shall cause a qualified award to cease to qualify for the Section 162(m) of the Code or (b) impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to qualify for any exemption provided by Rule 16b-3 or (c) modify the terms of any Stock Option or other Award in a manner inconsistent with the provisions of this Plan.

(c)   Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

15.          Termination Or Suspension of Plan.

(a)   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 18, 2006 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)   Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.          Effective Date Of Plan.

The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

SILICON VALLEY BANCSHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

Thursday, April 22, 2004

The undersigned appoints KENNETH P. WILCOX and DEREK WITTE, or either of them, with full power of substitution for himself or herself, as the Proxy Holder of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Shareholders of Silicon Valley Bancshares to be held on Thursday, April 22, 2004, at 4:00 p.m. at the Company’s headquarters, located at 3003 Tasman Drive, Santa Clara, California  95054 and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

The Board recommends a vote “FOR” each of the proposals.

1.                 To elect directors to serve for the ensuing year and until their successors are elected.

☐ FOR	all nominees listed below, with the discretionary	☐ WITHHOLD AUTHORITY	to vote for all nominees listed below
authority to cumulate votes, except votes withheld

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name appearing in the list below:

James F. Burns, Jr., G. Felda Hardymon,  Alex W. Hart, James R. Porter, Michaela K. Rodeno, Larry W. Sonsini and Kenneth P. Wilcox

2.                 Approve an amendment to the Silicon Valley Bancshares’ 1997 Equity Incentive Plan to reserve an additional 1,500,000 shares of common stock for issuance thereunder.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                 To ratify the appointment of KPMG llp as the Company’s independent auditors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.                                      To transact such other business as may properly come before the meeting and any postponements or adjournment thereof, according to the Proxy Holders’ decision and in their discretion.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE ABOVE NOMINEES AND PROPOSALS, AND WITH RESPECT TO SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, AS THE SAID PROXY HOLDERS DEEM ADVISABLE.

(Shareholder Signature)

(Name typed or printed)
Date signed , 2004
I plan to attend the meeting.
☐ YES	☐ NO

Sign exactly as your name(s) appear(s) on your stock certificate. An entity (such as a corporation or partnership) is requested to sign its name by a duly authorized signatory, with the capacity in which signed designated. Executors, administrators, trustees, and similar fiduciaries are requested to so indicate when signing. If stock is registered in two names, both should sign.

SHAREHOLDERS SHOULD MARK, SIGN AND DATE THIS PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.